UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I

(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: 06/30/08
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Annual Report to Shareholders

Pax World Balanced Fund

Pax World Growth Fund

Pax World Value Fund

Pax World International Fund

Pax World Small Cap Fund

Pax World High Yield Bond Fund

Pax World Women's Equity Fund

Pax World Global Green Fund

SEMI-ANNUAL REPORT

30 JUNE 2008

PAX

Pax World Mutual Funds

For Tomorrow®

For More Information
General Fund Information
800.767.1729
Shareholder Account Information
800.372.7827
Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024
Investment Adviser
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and
Dividend Disbursing Agent
PNC Global Investment Servicing
P.O. Box 9824
Providence, RI 02940-8024
Custodian
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
The first six months of 2008 have been a trying time for markets and for mutual funds. The housing downturn, credit crunch, turmoil in the financial sector and soaring food and energy costs have placed an enormous strain on global markets. While no one can predict when it will bottom out, it is probably safe to say that market volatility will continue for some time, perhaps into 2009 or beyond.
That said, you will note from our portfolio manager commentaries in this report that Pax World is cautiously optimistic about the opportunities for growth available in market downturns with their accompanying lower stock prices. Although markets like these test our assumptions and our nerves, we believe the wise strategy is not to panic and to stay invested. Studies have shown that the lion’s share of investment returns come from short periods of time, but trying to predict those periods, and then buying at the most opportune time, is almost impossible. The investor who tries to time the market—getting in at the bottom and out at the top—is on a fool’s errand, and will likely end up sacrificing returns that would have accrued had they stayed invested.
At Pax World, we also strongly believe that Sustainable Investing—the full integration of environmental, social and governance (ESG) factors into financial analysis and decision making—is a strategy for identifying better-managed companies and constructing investment portfolios better positioned for the long term. We hope and trust that this investment approach will not only serve our shareholders well in the long run but will help our portfolio managers negotiate turbulent markets in the near term.
To update you on some recent developments: Over the past year, Pax has acquired or launched five new mutual funds—the Pax World Value Fund, Small Cap Fund, International Fund, Global Green Fund and Women’s Equity Fund—and we have hired new portfolio managers, analysts and a UK-based sub-advisor to help manage these new funds. We believe these new funds provide a range of new investment options to Pax World shareholders across core asset classes and themes of particular interest to sustainable investors.

Pax World Management Corp. has also arranged for ShoreBank, one of the nation’s leading community development financial institutions, to offer the Pax World Money Market Account. This account at ShoreBank, which is not a mutual fund, provides Pax World Funds shareholders with a cash management option that supports underserved communities—spurring redevelopment projects; assisting first-time home buyers; financing women-and minority-owned businesses; promoting conservation, alternative energy and “green collar” jobs; and helping non-profit and faith-based organizations provide much needed services.
Over the past year, we also have overhauled our web site, begun providing consolidated quarterly account statements to shareholders, and have improved web-based Account Access, E-Delivery and other shareholder communications.
Our Global Citizens Program also has reached a significant milestone: Pax World shareholders have now donated more than $1 million to Mercy Corps, one of the world’s leading humanitarian relief organizations, since Pax launched this initiative some 20 years ago. By allowing Pax World shareholders to earmark a portion of their dividends and/or capital gains to support the work of Mercy Corps, we have been able to help respond to disasters, promote peace and reconciliation and foster sustainable development in some of the world’s poorest regions. Thank you for your continued generosity in this regard, as together, we are truly making a difference.
I also want to take a moment to discuss a Settlement Order that Pax World Management Corp., investment adviser to Pax World Funds, entered into with the Securities and Exchange Commission (“SEC”) on July 30, 2008. This settlement concluded an investigation that was commenced in December 2004, prior to my arrival at Pax World. Since taking over as CEO in May 2005, I have worked diligently to address all issues of concern and to cooperate with the SEC in its investigation. I am pleased to report that the investigation is behind us and that the SEC chose to recognize Pax World’s cooperation as well as our substantial remediation efforts in its Order.
The settlement involves the 2001–2005 time period and focuses on claims (that Pax World can neither admit nor deny) that the former portfolio managers of the Growth Fund and the High Yield Bond Fund bought a number of securities that had not been screened prior to purchase or that had failed a social screen. The claims were made under Section 206(2) of the Investment Advisers Act, which I would note is a section involving negligent conduct, not intentional wrongdoing. The Pax World Balanced Fund, which held approximately 92-97% of Pax World assets during this time period, did not purchase any unscreened securities and was not cited in the Order. Moreover, the social screening issues described in the SEC’s Order did not cause any financial harm to shareholders.
We take these issues very seriously, however, and Pax World’s response has been vigorous. The portfolio managers of the two funds involved—the Growth Fund and the High Yield Bond Fund—as well as the head of the Social Research Department, and Pax World’s outside counsel and chief compliance officer are no longer employed by the firm. Since 2005, we have invested considerable resources and have entirely overhauled our compliance procedures, controls and technology. The independent Chair of the Board of Pax World Funds, in a letter to shareholders available on the Pax World web site, has stated that these improvements “have resulted in significant benefits to the Funds’ shareholders.” A more detailed letter describing the settlement, as well as my public statement issued on the date of the settlement, are also available on the web site (www.paxworld.com).
Today, we are a better, stronger company than we have ever been before, and we endeavor to meet best practices in all aspects of our business and operations. Like all companies (and all individuals) we are not perfect, but we are constantly striving for improvement. We regret and take full responsibility for any mistakes that occurred during the 2001–2005 time period. We are also proud of the progress we have made, committed to meeting the highest standards going forward, and focused on and confident in the future.
As always, we are thankful to our shareholders for your continued faith and confidence. Please don’t hesitate to contact us at any time should you have any questions or concerns. In the meantime, I hope this letter finds you well and that you are enjoying the summer season.
Sincerely,

Joseph F. Keefe
President and CEO

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).
Average annual total returns For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter—in this case, June 30, 2008. This helps you to compare funds from different complexes on an equal basis.
Sustainable investing The Pax World Funds’ sustainable investing policies may inhibit the Funds’ ability to participate in certain attractive investment opportunities that otherwise would be consistent with their investment objectives and other principal investment strategies.

June 30, 2008
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in the first six months of 2008? For the six-month period ended June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of -6.76%, -6.67%, and -6.88%, respectively, vs. -11.91% for the S&P 500 Index and -6.70% for the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index blend. For the same six-month period the Lipper Balanced Funds Index had a total return of -6.30%.
What were the most important factors that influenced the performance of the Pax World Balanced Fund during the first six months of 2008? While the equity and bond portions of the Fund performed better than their respective benchmarks, the Fund’s overweight in equities vs. bonds contributed to the slight underperformance of the Fund to its benchmark. An underweight allocation in both the Financial Services and Consumer Discretionary sectors helped performance relative to the benchmark. The Fund’s holdings in Energy (e.g. Noble Energy) and Industrials (e.g. Joy Global) helped performance while our holdings in Healthcare (e.g. United Healthcare and WellPoint) and an overweight allocation to Telecom Services (e.g. BT Group plc) hurt performance on a relative basis.
What are some examples of securities bought and sold by the Pax World Balanced Fund during the first six months of 2008? The Balanced Fund participated in the American Water Works initial public offering (IPO) this year. American Water Works is a U.S. based water utility, which provides approximately 15.6 million people with drinking water, wastewater and other water-related services in 32 states and Ontario, Canada. The Fund also established a position in Syngenta, a Swiss based company which produces crop protection products and seeds. This was the result of portfolio management wanting to increase the Fund’s exposure to the agricultural industry. General Cable Corp. and Chicago Bridge and Iron were both removed from the Fund because they no longer met our environmental, social and governance (ESG) criteria.

June 30, 2008
Pax World Balanced Fund, continued
Portfolio Highlights
Fund Performance

	Ticker	Total Return		Average Annual Return
Share class	Symbol	6 months	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXWX	-6.76%	-4.74%	5.82%	8.15%	6.14%
Institutional Class[1,2]	PAXIX	-6.67%	-4.50%	5.93%	8.22%	6.18%
R Class[1,3]	PAXRX	-6.88%	-4.86%	5.78%	8.13%	6.13%

S&P 500 Index[4,8]		-11.91%	-13.12%	4.40%	7.58%	2.88%
Blended Index[5,6,8]		-6.70%	-5.02%	4.28%	6.09%	4.00%
Lipper Balanced Funds Index[7,8]		-6.30%	-5.59%	5.25%	7.07%	4.49%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is 0.52% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is 0.17% (annualized).

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Blended Index is comprised of 60% S&P 500 Index/40% Lehman Brother Aggregate Bond Index.

[6]	The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2008
Asset Allocation

Percent of Investments

U.S. Stocks	54.5%
Foreign Stocks	17.3%
U.S. Bonds	27.1%
Exchange Traded Funds	0.6%
Foreign Bonds	0.3%
Cash & Equivalents	0.2%
Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

XTO Energy, Inc.	2.2%
Noble Corp.	2.0%
Baker Hughes, Inc.	1.9%
Cisco Systems, Inc.	1.8%
Deere & Co.	1.8%
CVS Caremark Corp.	1.8%
ENSCO International, Inc.	1.8%
Equitable Resources, Inc.	1.8%
America Movil SAB de CV, ADR	1.7%
Procter & Gamble Co.	1.6%
Total	18.4%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Bonds (2.9% Corp., 15.1% Agency, 8.5% Mortgage Backed, 0.6% Treasury, 0.2% Municipal)	27.3%
Information Technology	16.4%
Energy	12.1%
Consumer Staples	9.1%
Industrials	8.3%
Financials	6.6%
Telecommunication Services	6.0%
Utilities	4.8%
Health Care	4.3%
Consumer Discretionary	2.6%
Materials	1.4%
Exchange Traded Funds	0.6%
Other	0.5%
Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Pax World Growth Fund perform in the first six months of 2008? For the six-month period ended June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of -8.41%, -8.33%, and -8.58%, respectively, vs. -9.04% for the Russell 3000 Growth Index and -11.91 for the S&P 500 Index. For the same six-month period the Lipper Multi-Cap Growth Funds Index had a total return of -9.83%.
What were the most important factors that influenced the performance of the Pax World Growth Fund during the first six months of 2008? The Growth Fund was helped by a combination of stock selection and sector allocation. Both factors contributed to our relative outperformance. Specifically, the Fund was overweight Energy and underweight Technology. Energy has been the best performing sector year-to-date. And all our energy stocks, which include our solar companies, participated with good returns.
Stock selection was also a positive contributor to performance. Specifically, companies like CommScope Inc., Chesapeake Energy and General Mills performed very well.
Relative performance was hurt by being overweight Financial Services. Even though we avoided the major blowups like Bear Stearns and Freddie Mac and performed better than our benchmarks, our relatively large overweight hurt performance.
What are some examples of securities bought and sold by the Pax World Growth Fund during the first six months of 2008? The Growth Fund added to a number of positions. Among them are Adobe Systems, Amazon.com, Best Buy, Whole Foods, Texas Instruments, Pall Corp and McGraw-Hill. The Growth Fund has been positioned defensively over the last couple of years, which we believe has served us well, but we now have started to add some more growth-oriented companies that we think are attractively valued.

June 30, 2008
On the selling side we reduced or eliminated a few of our Financial Services companies, including Bank of America, Erste Bank and Swiss Re. We also trimmed companies with higher valuations such as CVS/Caremark, Nike and Devon Energy.
Portfolio Highlights
Fund Performance

	Ticker	Total Return		Average Annual Return
Share class	Symbol	6 months	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	-8.41%	-7.39%	3.40%	8.57%	2.27%
Institutional Class[1,2]	PWGIX	-8.33%	-7.24%	3.45%	8.61%	2.29%
R Class[1,3]	PXGRX	-8.58%	-7.63%	3.31%	8.52%	2.25%

Russell 3000 Growth Index[4,7]		-9.04%	-6.38%	5.93%	7.56%	1.08%
S&P 500 Index[5,7]		-11.91%	-13.12%	4.40%	7.58%	2.88%
Lipper Multi-Cap Growth Funds Index[6,7]		-9.83%	-6.97%	7.30%	9.56%	2.81%

[1]	Return figures do not include the 2.50% initial sales charge that was in effect until November 1, 1999. The average annual total return for the ten year period with the initial sales charge included is 2.01%.The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -0.41% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -0.75% (annualized).

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[6]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index”

June 30, 2008
Pax World Growth Fund, continued

because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[7]	Unlike the Growth Fund, the Russell 3000 Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	84.1%
Foreign Stocks	12.3%
Cash & Equivalents	3.4%
Exchange Traded Funds	0.2%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Thermo Fisher Scientific, Inc.	3.4%
International Business Machines Corp.	3.0%
Quanta Services, Inc.	2.8%
Gilead Sciences, Inc.	2.8%
Chesapeake Energy Corp.	2.8%
CVS Caremark Corp.	2.6%
CommScope, Inc.	2.5%
Baker Hughes, Inc.	2.4%
Devon Energy Corp.	2.4%
Microsoft Corp.	2.0%

Total	26.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Information Technology	26.2%
Industrials	13.0%
Health Care	12.8%
Energy	12.4%
Consumer Discretionary	9.3%
Financials	8.2%
Consumer Staples	7.2%
Materials	4.1%
Telecommunications Services	3.4%
Utilities	0.9%
Exchange Traded Funds	0.2%
Other	2.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Pax World Value Fund
Portfolio Manager’s Comments
How did the Pax World Value Fund perform in the first six months of 2008? For the six-month period ended June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of -15.72%, -15.73%, and -15.93%, respectively, vs. -13.28% for the Russell 3000 Value Index and -11.20% for the Russell 1000 Index. For the same six-month period the Lipper Multi-Cap Value Funds Index had a total return of -12.64%.
What were the most important factors that influenced the performance of the Pax World Value Fund during the first six months of 2008? Stock selection in Industrials, Technology and Telecom were the biggest positive contributors to the Fund during the first half of 2008. Despite being underweight in the sector, Energy stock selection contributed significantly to the Fund’s performance.
Stock selection in Financials and Consumer Discretionary were the biggest detractors to the Fund. The negative performance in Financials completely offset all the other strength in the Fund. In general, quality was not a distinguishing factor during the first part of the year as evidenced by the valuation declines in high-quality companies relative to lower-quality companies. Boston Private Financial Holding (BPFH), a Boston based trust and high net worth advisory company, was down dramatically as the company disclosed non-performing assets in California and raised its reserves. BPFH generates half of its revenue through trust and wealth advisory services the value of which, we believe, is not being reflected in the public market and we continue to hold the stock. Year-to-date, the Value Fund has been increasing its weight in Financials, opportunistically following the massive correction in the sector. We believe that restored confidence in the sector will come slowly. A steeper yield curve and attractive valuations point to a bottoming process, although we believe banks still have some way to go in strengthening loan loss reserves and capital base. Our view is that most of the bottoming process is reflected in the stock prices and we are closer to the bottom than to the top, which gives us some entry points that we believe are attractive.
Another sector that hurt the performance is Consumer Discretionary. A portfolio stock that took a meaningful hit was Saks, whose stock is down over fifty percent since the beginning of the year. Although consumer fatigue started to hurt retail

June 30, 2008
Pax World Value Fund, continued
sales, we think Saks is one of the best run high-end retailers, as demonstrated by their right-sizing the cost structure to an anticipated slowdown in sales. Additionally, the real-estate value that the company holds is between $10 and $14 dollars a share, implying the option on retail franchise is valued at close to zero. As the economy stabilizes, we anticipate that the value of this retailer will be unlocked and the Fund continues to hold the stock.
What are some examples of securities bought and sold by the Pax World Value Fund during the first six months of 2008? In the Technology sector the Fund made opportunistic purchases such as Commscope, a provider of infrastructure solutions to the communications industry, and Horiba, a Japanese scientific measuring instruments company. The strategy in the Fund continues to be focusing more on recurring revenues and valuation; the portfolio has a contrarian tilt, as reflected in the increased weight in the Financials sector. Companies the Fund has been buying are Citicorp, JP Morgan, Janus Capital, CME Group, and State Street. Emphasis here is on companies that either have no or much less relative credit exposure or that have addressed credit and capital issues. That said, so far this strategy has proved to be wrong—or at least premature—placing a large drag on the Fund’s performance.
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	6 months	Inception
Individual Investor Class[1]	PAXVX	-15.72%	-15.69%
Institutional Class[1]	PXVIX	-15.73%	-15.65%
R Class[1]	PXVRX	-15.93%	-15.98%

Russell 3000 Value Index[2,5]		-13.28%	-16.00%
Russell 1000 Index[3,5]		-11.20%	-11.01%
Lipper Multi-Cap Value Funds Index[4,5]		-12.64%	-15.08%

[1]	The Fund’s inception date is September 17, 2007. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

June 30, 2008

[2]	The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

[3]	The Russell 1000 Index measures the performance of the largest 1000 securities in the Russell 3000, representing approximately 92% of the U.S. Equity market.

[4]	The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Value Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Value Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[5]	Unlike the Value Fund, the Russell 3000 Value Index, the Russell 1000 Index, and the Lipper Multi-Cap Value Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Value Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	67.2%
Foreign Stocks	30.2%
Cash & Equivalents	2.1%
Exchange Traded Funds	0.5%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Whiting Petroleum Corp.	3.7%
Citigroup, Inc.	3.0%
JPMorgan Chase & Co.	2.6%
Microsoft Corp.	2.3%
BP PLC, ADR	2.2%
Boston Private Financial Holdings, Inc.	2.2%
Legg Mason, Inc.	2.2%
CME Group, Inc.	2.2%
Kraft Foods, Inc., Class A	2.2%
Goldman Sachs Group, Inc., The	2.1%

Total	24.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2008
Pax World Value Fund, continued
Sector Diversification

Sector	Percent of Net Assets
Financials	27.6%
Energy	15.7%
Information Technology	13.2%
Industrials	10.6%
Utilities	7.1%
Consumer Staples	6.8%
Health Care	6.3%
Consumer Discretionary	4.9%
Telecommunications Services	4.7%
Materials	2.1%
Exchange Traded Funds	0.5%
Other	0.5%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform in the period ended June 30, 2008? For the period from the Fund’s inception on March 27, 2008 until June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of -2.60%, -2.60%, and -2.70%, respectively, vs. -0.05% for the Russell 2000 Index. For the same since-inception period the Lipper Small-Cap Core Funds Index had a total return of 2.02%.
What were the most important factors that influenced the performance of the Pax World Small Cap Fund during the period ended June 30, 2008? The Fund’s performance was impacted by its defensive positioning as well as its underweight positioning in Energy securities relative to the benchmark. Concerns over the credit/housing crisis, inflation and the overall health of the economy kept our cash position at relatively high levels for the period. This detracted from performance as the market rallied strongly through early June.
An overweight allocation and strong stock selection within the Healthcare sector contributed positively to the Fund’s performance. Home Diagnostics, a manufacturer of glucose monitors for diabetics, advanced more than 18% during the period. We believe the company is well positioned in a slowing economy as both pharmacies and insurance companies look to Home Diagnostics’ monitors as profit drivers.
Strong stock selection in the Information Technology sector added to the Fund’s performance. Synaptics, a technology company focused on equipment used in portable devices, increased more than 66% during the time we held it.
What are some examples of securities bought and sold by the Pax World Small Cap Fund during the period ended June 30, 2008? We’ve made several changes to the portfolio since inception. We sold our positions in Acuity Brands, a manufacturer of lighting fixtures, as well as our positions in financial companies Affiliated Managers Group and PrivateBancorp. We used the proceeds from these sales to increase our sector weightings in Healthcare, Consumer Staples and Energy.

June 30, 2008
Pax World Small Cap Fund, continued
We initiated a position in Chattem, a leading branded consumer products company that is focused exclusively on manufacturing and distributing over-the-counter toiletries and healthcare products. We believe the company is well positioned to grow organic sales and market share with new product introductions and distribution leverage. We also initiated a position in Alberto Culver, a consumer products company focused on hair products. We believe that the combination of a recession-resistant product offering and operational improvements should lead to strong results.
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	3 months	Inception
Individual Investor Class[1]	PXSCX	-2.21%	-2.60%
Institutional Class[1]	PXSIX	-2.21%	-2.60%
R Class[1]	PXSRX	-2.31%	-2.70%

Russell 2000 Index[2,4]		0.58%	-0.05%
Lipper Small-Cap Core Funds Index[3,4]		2.37%	2.02%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index is an unmanaged index and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2008
Asset Allocation

Percent of Investments
U.S. Stocks	86.5%
Cash & Equivalents	8.5%
Foreign Stocks	5.0%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Natus Medical, Inc.	2.5%
Bristow Group, Inc.	2.5%
optionsXpress Holdings, Inc.	2.4%
Hologic, Inc.	2.4%
EnergySouth, Inc.	2.3%
Aptargroup, Inc.	2.3%
Cal Dive International, Inc.	2.2%
Mettler-Toledo International, Inc.	2.2%
American Medical Systems Holdings, Inc.	2.2%
NBTY, Inc.	2.0%

Total	23.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Health Care	17.6%
Information Technology	15.0%
Financials	15.0%
Industrials	10.4%
Consumer Discretionary	9.2%
Energy	8.6%
Consumer Staples	8.5%
Utilities	4.2%
Materials	4.0%
Telecommunications Services	1.8%
Other	5.7%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform in the period ended June 30, 2008? For the period from the Fund’s inception on March 27, 2008 until June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 0.30%, 0.30%, and 0.20%, respectively, vs. -2.79% for the MSCI EAFE Index. For the same since-inception period the Lipper International Large-Cap Core Funds Index had a total return of -1.51%.
What were the most important factors that influenced the performance of the Pax World International Fund during the period ended June 30, 2008? During the since-inception period, the portfolio has benefited from its quality growth investment strategy, with positive attribution coming from stock selection in the majority of sectors and geographies. Stock selection was negative in only two sectors, Telecoms and Utilities, which comprise slightly less than 12% of MSCI EAFE Index in total. This was due mostly to the poor performance of Turkcell and Veolia. The strongest contribution to the portfolio since inception has come from both the underweight to the Financials sector and the focus in that sector on buying stocks with strong balance sheets and high deposit/loan ratio, a strategy that has been rewarded by the markets. The portfolio has also benefited from being underweight European securities, which were the worst performing regional basket within the MSCI EAFE Index. The strongest contributors to performance since inception are Statoil Hydro, Rio Tinto, Mizuho Financial, Fortum, and Honda Motor Company. Positions in these five stocks contributed about 2.7% of performance. The largest detractors were holdings in Veolia, Lloyds TSB, Turkcell, Kingspan and Kesa, which cost about 1.9% in negative performance.
What are some examples of securities bought and sold by the Pax World International Fund during the period ended June 30, 2008? The most notable move in the portfolio since inception has been to increase the overweight in the portfolio to Japan and to the Japanese Yen. This has included adding to existing Japanese holdings, including the Japanese Yen ETF, Mizuho Financial, and Kurita Water Industries. We have also purchased several new Japanese positions including industrial concern NGK Insulators, bearing manufacturer NSK, medical technology company Horiba, and steel manufacturer Kobe Steel. We sold Lloyds

June 30, 2008
TSB and Swiss RE due to deteriorating fundamentals, Kone Oyj due to valuation, and also liquidated our Pound Sterling ETF to fund new investments.
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	3 month	Inception
Individual Investor Class[1]	PXINX	1.11%	0.30%
Institutional Class[1]	PXNIX	1.11%	0.30%
R Class[1]	PXIRX	1.01%	0.20%

MSCI EAFE Index[2,4]		-2.25%	-2.79%
Lipper International Large-Cap Core Funds Index[3,4]		-1.68%	-1.51%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2008
Pax World International Fund, continued
Asset Allocation

Percent of Investments
Foreign Stocks	92.0%
Exchange Traded Funds: Commodity & Currency	7.6%
Cash & Equivalents	0.4%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
StatoilHydro ASA, ADR	4.2%
CurrencyShares Japanese Yen Trust	3.1%
Rio Tinto PLC, ADR	3.0%
Roche Holding AG	2.7%
Kao Corp.	2.6%
Mizuho Financial Group, Inc.	2.5%
Vodafone Group PLC, ADR	2.4%
Veolia Environnement, ADR	2.3%
HSBC Holdings PLC, ADR	2.2%
Central Japan Railway Co.	2.2%

Total	27.2%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Financials	19.5%
Industrials	14.7%
Materials	10.3%
Consumer Discretionary	9.7%
Health Care	8.7%
Energy	8.3%
Consumer Staples	6.9%
Information Technology	5.2%
Telecommunications Services	4.9%
Utilities	3.8%
Exchange Traded Funds: Commodity & Currency	7.6%
Other	0.4%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Geographical Diversification

Country	Percent of Net Assets
Japan	22.6%
Great Britain	14.3%
France	8.3%
Switzerland	8.2%
Norway	6.4%
Germany	5.0%
Australia	4.4%
Netherlands	3.8%
Greece	3.1%
Turkey	2.3%
Italy	2.1%
Sweden	2.1%
Taiwan	1.8%
Finland	1.6%
Spain	1.5%
Austria	0.8%
Canada	0.8%
Ireland	0.8%
Brazil	0.7%
China	0.7%
Hong Kong	0.7%
Exchange Traded Funds: Commodity & Currency	7.6%
Other	0.4%

Total	100.0%

June 30, 2008
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in the first six months of 2008? For the six-month period ended June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 1.35%, 1.59%, and 1.22%, respectively, vs. -1.24% for the Merrill Lynch High Yield Master I Index and -2.02% for the Lipper High Current Yield Bond Funds Index for the same period.
What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during the first six months of 2008? The most important factors that influenced the performance of the Fund were solid picks, benefits from the weak U.S. dollar, and avoiding underperforming sectors. Two of our holdings, Cell C, a South African wireless company, and Electropaulo Metropolitan, a Brazilian utility provider, significantly outperformed, aided by the strong Euro and Brazilian Real. In addition, Corporate Express had a stellar return due to its pending takeover by Staples as did Maxcom Telecom, a Latin American telecom operator that continues to grow and provide many users with first time telephone service.
On a sector basis, we outperformed in 3/4 of the sectors. Not investing in the finance/investment and media sectors that both significantly underperformed also contributed to the Fund’s performance.
What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during the first six months of 2008? The Fund added to positions in companies that we thought were undervalued and that had a better chance of weathering the downturn. These names included several in the Telecom sector: MetroPCS, Maxcom Telecom, Millicom, City Telecom, and Wind Acquisition.
The new deal market had picked up a bit in the first quarter but slowed down again in the second quarter. We participated in the new issue of Fairpoint Communications, an integrated telecom operator and purchased the new issue of Axcan, a pharmaceutical company that treats gastrointestinal diseases. We bought the newly issued preferred stock of Expedia, the on-line travel provider; the company is very lowly leveraged, generates substantial cash flow and has

June 30, 2008
diversified away from primarily U.S. airline travel into international travel and hotel bookings. We also purchased the new preferred issue of the National Bank of Greece (NBG), the third largest retail bank in Greece. It has exhibited strong deposit growth, low loan losses and is expanding its presence in the fast-growing south-eastern European and Turkish markets.
We also increased our healthcare holdings by purchasing Biomet, an orthopedic products manufacturer, and HCA, an operator of hospitals and healthcare facilities. In addition, we increased our position in Hanger, a healthcare service provider and supplier of orthotics and prosthetics.
During the first half of the year we sold our Blockbuster bonds. The company was attempting to purchase Circuit City, an acquisition that would increase leverage and exposure to the consumer. We were concerned that a decline in operating metrics at the same time customers are limiting discretionary spending would hurt the value of our bonds.
We also sold Cell C, the South African wireless company. A change of control put option was triggered when Cell C’s parent company sold shares to an unrelated party. Our bonds increased in price and it allowed us to reduce our exposure to the Euro, as European high yield bond prices were declining and offsetting the positive returns versus the U.S. dollar.
Portfolio Highlights
Fund Performance

		Total Return		Average Annual Return
	Ticker					Since
Share class	Symbol	6 months	1 year	3 year	5 year	Inception
Individual Investor Class[1]	PAXHX	1.35%	2.59%	6.48%	7.00%	5.42%
Institutional Class[1,2]	PXHIX	1.59%	2.60%	6.69%	7.20%	5.54%
R Class[1,3]	PXHRX	1.22%	2.01%	6.32%	6.90%	5.37%

Merrill Lynch High Yield Master I Index[4,6]		-1.24%	-2.03%	4.60%	6.84%	6.05%
Lipper High Current Yield Bond Funds Index[5,6]		-2.02%	-3.14%	4.12%	6.46%	4.07%

June 30, 2008
Pax World High Yield Bond Fund, continued

[1]	The Fund’s inception date is October 8, 1999. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since June 1, 2004 is 7.33% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is 2.55% (annualized).

[4]	The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

[5]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Bonds	65.4%
Foreign Bonds	24.9%
Cash & Equivalents	3.7%
Exchange Traded Funds	3.0%
Foreign Stocks	1.7%
U.S Stocks	1.3%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds
BBB	3.9%
BB	35.5%
B	54.9%
CCC	5.0%
Not Rated	0.7%

Total	100.0%

June 30, 2008
Top Ten Holdings

Company	Percent of Net Assets
Millicom International Cellular SA, 10.000%, 12/01/13	2.0%
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	1.9%
FTI Consulting, Inc., 7.750%, 10/01/16	1.9%
Vitamin Shoppe Industries, Inc., 10.176%, 11/15/12	1.9%
MetroPCS Wireless, Inc., 9.250%, 11/01/14	1.8%
Perry Ellis International, Inc., 8.875%, 09/15/13	1.7%
Wind Acquisition Finance SA, 144A, 10.750%, 12/01/15	1.7%
Hanger Orthopedic Group, Inc., 10.250%, 06/01/14	1.7%
Ship Finance International, Ltd., 8.500%, 12/15/13	1.6%
National Bank of Greece SA, ADR, 9.000%	1.6%

Total	17.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Consumer Discretionary	17.2%
Industrials	14.9%
Energy	13.4%
Telecommunication Services	12.2%
Health Care	11.0%
Financials	7.3%
Consumer Staples	6.5%
Utilities	4.9%
Materials	2.8%
Information Technology	1.9%
Exchange Traded Funds	3.0%
Other	4.9%

Total	100.0%
Geographic Diversification

Country	Percent of Net Assets
United States	73.8%
Mexico	4.8%
Luxembourg	3.6%
Cayman Islands	2.9%
Singapore	1.9%
Greece	1.6%
Bermuda	1.6%
Brazil	1.6%
Bahamas	1.5%
France	1.4%
Hong Kong	1.3%
South Africa	1.2%
Argentina	1.1%
Netherlands	1.0%
Denmark	0.7%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

June 30, 2008
Pax World Women’s Equity Fund
Portfolio Manager’s Comments
How did the Pax World Women’s Equity Fund perform in the first six months of 2008? For the six-month period ended June 30, 2008, the Individual Investor Class and the Institutional Class of the Fund had total returns of -8.97% and -8.86%, respectively, vs. -11.05% for the Russell 3000 Index and -11.91% for the S&P 500 Index. For the same six-month period the Lipper Multi-Cap Core Funds Index had a total return of -10.28%.
What were the most important factors that influenced the performance of the Pax World Women’s Equity Fund during the first six months of 2008? Stock selection and sector allocation both helped the Fund’s performance. Being underweight in Consumer Discretionary and Technology and overweight in Materials helped performance. Next, stock selection in Industrials contributed positively to the portfolio. Gamesa, a leading solar and wind energy company and Quanta Services, a provider of specialty contracting services to utilities industry, helped the performance as the outsourcing trend continues in the industry. We continue to like both companies seeing potential growth deriving from a strong tail wind from worldwide alternative energy development. The Fund performance was also helped by Praxair, the largest atmospheric and process industrial gases (oxygen, nitrogen and hydrogen) supplier company with a broad based strength in its products and pricing.
On the other hand, stock selection in Financials across the board hurt the Fund’s performance. Although the Fund was underweight at the beginning of the year, as the industry started to address the credit and capital issues, we increased positions in the sector, which proved to be premature. Although restored confidence in the sector seems to be coming slowly, a steeper yield curve and attractive valuations point to a bottoming process. Banks still have some way to go in strengthening loan loss reserves and capital base. Our view is that we are closer to the bottom than the top, which gives us some entry points that we believe to be attractive. With cost pressures rising, even companies in the traditionally defensive Consumer Staples sector of the market, such as Pepsi and Procter & Gamble, suffered losses in this environment.

June 30, 2008
What are some examples of securities bought and sold by the Pax World Women’s Equity Fund during the first six months of 2008? In Financials opportunistic purchases followed the massive correction in the sector. Companies the Fund has been buying or increasing weights in are JP Morgan, T. Rowe Price, American Express, and CME Group. Some of the financials that were eliminated from the Fund due to deteriorating fundamentals were AIG, Lehman Brothers, and Wilmington Trust. Focus here is on companies that either have no or much less relative credit exposure or that have addressed credit and capital issues. At June 30, 2008, the Fund’s weight in the Financials sector was two percentage points above the Russell 3000 Index’s weight in Financials.
Additionally, the Fund has been adding to the Technology sector, picking up growth companies that have what we believe to be achievable expectations. For example, we bought Google, as the stock was crushed following negative third party market commentary. Trimble Navigation, an electronic global positioning technology company, and CommScope, an infrastructure solutions provider to the communications industry, were purchased by the Fund. We believe the growth drivers for these companies remain intact and their valuations created attractive entry points.
Furthermore, some of the major themes that the Fund is investing in are: infrastructure and power grid (example: Quanta Services); alternative energy (example: Gamesa); water and waste (example: Veolia, growth driven by rising environmental standards globally); and agriculture & food (example: Syngenta, a crop protection and seed company.)
Portfolio Highlights
Average Total Returns

	Ticker	Total Return		Average Annual Return
Share class	Symbol	6 months	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWEX	-8.97%	-5.01%	4.22%	6.92%	4.11%
Institutional Class[1,2]	PXWIX	-8.86%	-4.77%	4.45%	7.06%	4.18%

Russell 3000 Index[3,6]		-11.05%	-12.69%	4.73%	8.37%	3.51%
S&P 500 Index[4,6]		-11.91%	-13.12%	4.40%	7.58%	2.88%
Lipper Multi-Cap Core Funds Index[5,6]		-10.28%	-12.67%	5.34%	8.89%	3.94%

June 30, 2008
Pax World Women’s Equity Fund, continued

[1]	The Fund’s inception date is October 1, 1993. Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition is the performance of Retail Class shares of the acquired Women’s Equity Fund, which has not been adjusted to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares represents the performance of the Retail Class shares of the acquired Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 19, 2006 is 2.33% (annualized).

[3]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. Equity market. Unlike the Women’s Equity Fund, the Russell 3000 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

[6]	Unlike the Women’s Equity Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	70.2%
Foreign Stocks	24.9%
U.S. Bonds	2.5%
Cash & Equivalents	1.2%
Exchange Traded Funds	1.2%

Total	100.0%

June 30, 2008
Top Ten Holdings

Company	Percent of Net Assets
Chesapeake Energy Corp.	3.6%
CME Group, Inc.	3.1%
Microsoft Corp.	2.9%
Goldman Sachs Group, Inc., The	2.6%
BP PLC, ADR	2.4%
T Rowe Price Group, Inc.	2.4%
Nokia OYJ, ADR	2.3%
BG Group PLC	2.2%
Illinois Tool Works, Inc.	2.1%
Johnson & Johnson	2.0%

Total	25.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Financials	16.7%
Information Technology	15.6%
Energy	14.5%
Industrials	11.8%
Health Care	11.1%
Consumer Staples	8.9%
Consumer Discretionary	7.2%
Materials	4.2%
Telecommunication Services	3.1%
Utilities	2.5%
Corporate Bonds	2.5%
Exchange Traded Funds	1.2%
Other	0.7%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Pax World Global Green Fund
Portfolio Manager’s Comments
How did the Pax World Global Green Fund perform in the period ended June 30, 2008? For the period from the Fund’s inception on March 27, 2008 until June 30, 2008, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of -0.40%, -0.40%, and -0.50%, respectively, vs. -2.08% for the MSCI World Index. For the same since-inception period the Lipper Global Small/Mid-Cap Funds Index had a total return of -0.54%.
What were the most important factors that influenced the performance of the Pax World Global Green Fund during the period ended June 30, 2008? During the period the global markets and the portfolio reacted negatively to a number of challenging macro economic drivers, including: 1) global increases in inflation; 2) the credit crunch further affecting the cost of borrowing; 3) oil prices rising to over $140 per barrel; 4) continued housing market softness; and 5) a broad-based slowdown in the global economic climate. These factors weighed on global markets, most specifically in June after a relatively strong May period.
The Fund experienced steady but relatively modest inflows. These inflows, coupled with Impax’s caution against investing too aggressively during the first quarter earnings season, led to an average cash position of 25% during the period March 27 through May 27, 2008. Impax estimates that this cash drag negatively impacted performance of the Fund in its first 2 months by approximately 100bps.
What are some examples of securities bought and sold by the Pax World Global Green Fund during the period ended June 30, 2008? Example investments in the alternative energy and energy efficiency sector include Japanese companies Miura (energy efficient boilers), NSK (energy efficient bearings and wind turbine bearings), and Stanley Electric (light emitting diode (‘LED’) systems for the automotive and laptop backlight industries). We also participated in the IPO of Portuguese wind IPP EDP Renovaveis, and took a position in Baldor Electric (energy efficient motors, U.S.). We also invested in Praxair, a U.S. industrial gases company with significant environmental end market exposure, including the market for fuel desulphurization.

June 30, 2008
Examples of investments in the water and pollution control sector include Pall Corporation (filtration, U.S.) and Roper (automated meter reading, U.S.), as well as companies with exposure to environmental testing such as Thermo Fisher Scientific from the U.S. and Shimadzu from Japan.
Examples of investments in the waste technologies and resource management sector include Séché Environnement (waste and water treatment, France), Sims Group (metals recycling, Australia), and Grontmij (environmental consulting, Netherlands).
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	3 months	Inception
Individual Investor Class[1]	PGRNX	-0.10%	-0.40%
Institutional Class[1]	PGINX	-0.10%	-0.40%
R Class[1]	PGRGX	-0.20%	-0.50%

MSCI World Index[2,4]		-1.66%	-2.08%
Lipper Global Small/Mid-Cap Funds Index[3,4]		-0.80%	-0.54%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World Index is an unmanaged index and is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The Lipper Global Small/Mid-Cap Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Small/Mid-Cap Funds Average. The Lipper Global Small/Mid-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor.

June 30, 2008
Pax World Global Green Fund, continued

[4]	Unlike the Global Green Fund, the MSCI World Index and the Lipper Global Small/Mid-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Small/Mid-Cap Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
Foreign Stocks	59.6%
U.S. Stocks	31.4%
Cash & Equivalents	9.0%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Emerson Electric Co.	2.5%
Stericycle, Inc.	2.3%
Gamesa Corporacion Tecnologica SA	2.3%
Sims Group, Ltd.	2.3%
Pennon Group PLC	2.2%
Pall Corp.	2.2%
Veolia Environnement	2.2%
Itron, Inc.	2.1%
Stanley Electric Co., Ltd.	2.1%
Thermo Fisher Scientific, Inc.	2.0%

Total	22.2%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Industries

Industry	Percent of Net Assets
Commercial Services & Supplies	14.2%
Machinery	14.0%
Electrical Equipment	11.9%
Water Utilities	7.5%
Chemicals	6.9%
Electronic Equipment & Instruments	6.4%
Construction & Engineering	5.1%
Independent Power Producers & Energy Traders	5.1%
Building Products	4.3%
Multi-Utilities	4.2%
Auto Components	3.8%
Metals & Mining	2.3%
Life Sciences Tools & Services	2.0%
Distributors	1.7%
Containers & Packaging	1.3%
Other	9.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2008
Geographic Diversification

Country	Percent of Net Assets
United States	31.3%
Japan	11.1%
Great Britain	7.6%
Spain	5.6%
Denmark	3.8%
France	3.8%
Canada	3.4%
Netherlands	3.3%
Sweden	2.9%
Australia	2.3%
Germany	2.0%
Italy	2.0%
Ireland	1.9%
Finland	1.7%
Norway	1.6%
Belgium	1.5%
Austria	1.3%
Korea	1.3%
Philippines	1.3%
Switzerland	1.0%
Other	9.3%

Total	100.0%

June 30, 2008
Sustainable Investing
Sustainability Update
Over thirty years ago, Pax World was the first company to introduce socially responsible mutual funds in the United States. At almost the same time, Stephen Jay Gould and Niles Eldridge introduced a new and exciting idea—punctuated equilibrium—in evolutionary biology. The bumper sticker version of punctuated equilibrium is simply that species do not evolve in a smooth and continuous way, but rather experience periods of rapid change interspersed with longer stretches of relative inertia. The concept applies neatly to sustainable investing—the past year has been one of the most exciting and transformative periods I can remember.
Pax has been one of the pioneers in the shift to sustainable investing—an emergent, potentially transformative investment discipline. This commitment pervades our work: in the company research we do, in our proxy voting, shareholder advocacy, and more generally, as one of a select number of organizations that have been catalysts in the investment community’s growing awareness of the importance of sustainability.
On the research front, much of our work over the past year has been devoted to introducing new funds. Following the launch of the Pax World Value Fund and our acquisition of the Women’s Equity Fund last fall, we introduced three additional new funds—the Small Cap Fund, the International Fund, and the Global Green Fund at the end of the first quarter. Much of the work of the Sustainability Research Department has been devoted to conducting environmental, social, and governance (ESG) analysis of companies to build investment universes for those three new funds. Every bit of the company research we do also helps us to refine our criteria and develop a deeper understanding of the key ESG indicators for each industry and sector, as well as to adjust those criteria as companies and industries themselves change. A year ago, it was unusual to see an insurance company that informed its shareholders of the risks associated with climate change—now, it is far more common. Even as recently as two or three years ago, only a minority of apparel manufacturers had vendor codes of conduct governing issues like child labor, forced labor, and sweatshops; now it is unusual to encounter an apparel

June 30, 2008
manufacturer of any size that has no such policy. We take these industry developments into account as we do our research.
We have also launched an advocacy initiative for the Women’s Equity Fund, focusing on human trafficking. We began by sending letters to 16 companies urging that they develop policies that will help to assure that they and their employees are not complicit in trafficking, even inadvertently. The 16 companies selected all do business in industries or areas where trafficking is, sadly, commonplace. We have received responses from four of the companies, all of which have affirmed their commitment to avoid any involvement in trafficking; one of the companies also promised to make trafficking a focus as it revises its code of ethics.
We also wrote to more than 50 companies asking for information or urging development of policies regarding employee safety, climate change, political contributions, and options backdating. Some companies have already responded to our inquiries, and we are keeping the pressure on others. We have collaborated with other sustainable investors urging action on issues including tax incentives for the development of clean technology, the impact of tar sands development, disclosure of climate risk by the insurance industry, and the use of child labor in Uzbekistan. Finally, we are participating in stakeholder groups working with Dell, AEP, Sun Microsystems, and other companies to improve their sustainability reporting and performance.
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance
•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

June 30, 2008
Sustainability Report, continued
Finally, Pax is a member of several organizations whose work is aimed at improving the integration of ESG factors into investment. As a member of the UN Environment Programme’s Finance Initiatives, we are working on a new initiative to explore ESG integration and fiduciary duty, an assessment of the investment landscape of energy efficiency, and an initiative to enhance company reporting on biodiversity. We are a member of Ceres and the Investor Network on Climate Risk, which launched a major new initiative at a United Nations summit this past spring, and was instrumental in putting before the insurance industry an initiative to require insurance companies to report on climate risk.
Our work is quite literally never done—but there has never been a better time to do it, and it is difficult to imagine a more rewarding kind of work to do. We know that businesses and markets today are far from being sustainable, and that global problems from climate change to extreme poverty call out for solutions. Our hope is that sustainable investing can play an important role in addressing such problems, and in fashioning solutions.

June 30, 2008
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Value, Small Cap, International, High Yield Bond, Women’s Equity, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2008 and ending on June 30, 2008.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2008
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
Based on Actual Fund Return	(1/1/08)	(6/30/08)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$932.40	0.93%	$4.47
Balanced Fund — Institutional	1,000.00	933.30	0.68%	3.27
Balanced Fund — R	1,000.00	931.20	1.18%	5.67

Growth Fund — Individual Investor	1,000.00	915.90	1.47%	7.00
Growth Fund — Institutional	1,000.00	916.70	1.22%	5.81
Growth Fund — R	1,000.00	914.20	1.72%	8.19

Value Fund — Individual Investor	1,000.00	842.80	1.34%	6.14
Value Fund — Institutional	1,000.00	842.80	1.09%	4.99
Value Fund — R	1,000.00	840.70	1.59%	7.28

Small Cap Fund — Individual Investor	1,000.00	974.00	1.24%	3.18
Small Cap Fund — Institutional	1,000.00	974.00	0.99%	2.54
Small Cap Fund — R	1,000.00	973.00	1.49%	3.82

International Fund — Individual Investor	1,000.00	1,003.00	1.40%	3.68
International Fund — Institutional	1,000.00	1,003.00	1.15%	3.02
International Fund — R	1,000.00	1,002.00	1.65%	4.33

High Yield Bond Fund — Individual Investor	1,000.00	1,013.50	0.99%	4.96
High Yield Bond Fund — Institutional	1,000.00	1,015.90	0.74%	3.71
High Yield Bond Fund — R	1,000.00	1,012.20	1.24%	6.20

Women’s Equity Fund — Individual Investor	1,000.00	910.30	1.24%	5.89
Women’s Equity Fund — Institutional	1,000.00	911.40	0.99%	4.70

Global Green Fund — Individual Investor	1,000.00	996.00	1.40%	3.63
Global Green Fund — Institutional	1,000.00	996.00	1.15%	2.98
Global Green Fund — R	1,000.00	995.00	1.65%	4.27

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period beginning on January 1, 2008 and ending on June 30, 2008). For the Small Cap Fund, International Fund and Global Green Fund, expense calculations are based on 95 days, to reflect the period from March 27, 2008 (commencement of operations) through June 30, 2008.

June 30, 2008
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(1/1/08)	(6/30/08)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.24	0.93%	$4.67
Balanced Fund — Institutional	1,000.00	1,021.48	0.68%	3.42
Balanced Fund — R	1,000.00	1,019.00	1.18%	5.92

Growth Fund — Individual Investor	1,000.00	1,017.55	1.47%	7.37
Growth Fund — Institutional	1,000.00	1,018.80	1.22%	6.12
Growth Fund — R	1,000.00	1,016.31	1.72%	8.62

Value Fund — Individual Investor	1,000.00	1,018.20	1.34%	6.72
Value Fund — Institutional	1,000.00	1,019.44	1.09%	5.47
Value Fund — R	1,000.00	1,016.96	1.59%	7.97

Small Cap Fund — Individual Investor	1,000.00	1,009.76	1.24%	3.23
Small Cap Fund — Institutional	1,000.00	1,010.41	0.99%	2.58
Small Cap Fund — R	1,000.00	1,009.11	1.49%	3.89

International Fund — Individual Investor	1,000.00	1,009.34	1.40%	3.69
International Fund — Institutional	1,000.00	1,009.99	1.15%	3.03
International Fund — R	1,000.00	1,008.70	1.65%	4.35

High Yield Bond Fund — Individual Investor	1,000.00	1,019.94	0.99%	4.97
High Yield Bond Fund — Institutional	1,000.00	1,021.18	0.74%	3.72
High Yield Bond Fund — R	1,000.00	1,018.70	1.24%	6.22

Women’s Equity Fund — Individual Investor	1,000.00	1,018.70	1.24%	6.22
Women’s Equity Fund — Institutional	1,000.00	1,019.94	0.99%	4.97

Global Green Fund — Individual Investor	1,000.00	1,009.34	1.40%	3.65
Global Green Fund — Institutional	1,000.00	1,009.99	1.15%	3.00
Global Green Fund — R	1,000.00	1,008.70	1.65%	4.30

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period beginning on January 1, 2008 and ending on June 30, 2008). For the Small Cap Fund, International Fund and Global Green Fund, expense calculations are based on 95 days, to reflect the period from March 27, 2008 (commencement of operations) through June 30, 2008.

June 30, 2008
Schedule of Investments (Unaudited)
Pax World Balanced Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

STOCKS: 71.6%

COMMON STOCKS: 71.4%

Consumer Discretionary: 2.6%
Focus Media Holding, Ltd., ADR (a)(f)	65,000	$1,801,800
GameStop Corp., Class A (a)	593,438	23,974,895
Lowe’s Cos., Inc.	514,712	10,680,274
Staples, Inc.	773,328	18,366,540
Walt Disney Co., The	185,000	5,772,000

		60,595,509

Consumer Staples: 9.1%
Avon Products, Inc.	935,000	33,678,700
Corn Products International, Inc. (f)	580,000	28,483,800
CVS Caremark Corp.	1,074,800	42,529,836
Estee Lauder Cos, Inc., Class A (f)	400,000	18,580,000
HJ Heinz Co.	127,200	6,086,520
Kraft Foods, Inc., Class A	240,000	6,828,000
McCormick & Co., Inc. (f)	350,000	12,481,000
PepsiCo, Inc.	425,000	27,025,750
Procter & Gamble Co.	620,000	37,702,200

		213,395,806

Energy: 12.1%
Baker Hughes, Inc.	510,000	44,543,400
Cal Dive International, Inc. (a)(f)	462,275	6,605,910
ConocoPhillips	170,000	16,046,300
ENSCO International, Inc.	519,300	41,928,282
Helix Energy Solutions Group, Inc. (a)(f)	400,000	16,656,000
Noble Corp.	725,000	47,096,000
Sasol Ltd., ADR (f)	58,800	3,465,672
Southwestern Energy Co. (a)	378,680	18,028,955
StatoilHydro ASA, ADR	345,685	12,921,705
Suncor Energy, Inc.	438,200	25,468,184
XTO Energy, Inc. (f)	739,750	50,680,272

		283,440,680

Financials: 6.4%
American Express Co.	110,000	4,143,700
Banco Bilbao Vizcaya Argentaria SA, ADR	175,000	3,319,750
CME Group, Inc.	17,500	6,705,825
Goldman Sachs Group, Inc., The	99,280	17,364,072
Hospitality Properties Trust, REIT	200,000	4,892,000
ING Groep NV, ADR (f)	350,000	11,042,500
JPMorgan Chase & Co.	150,000	5,146,500
Lincoln National Corp.	600,000	27,192,000
Mitsubishi UFJ Financial Group, ADR (f)	1,254,900	11,043,120
National Bank of Greece SA, ADR (f)	2,125,258	18,978,554
Nomura Holdings, Inc., ADR (f)	250,000	3,687,500
Principal Financial Group, Inc. (f)	302,400	12,691,728
Prudential Financial, Inc.	82,750	4,943,485
State Street Corp.	60,000	3,839,400
T Rowe Price Group, Inc. (f)	50,000	2,823,500
Willis Group Holdings, Ltd. (f)	325,200	10,201,523

		148,015,157

Health Care: 4.3%
Baxter International, Inc.	425,000	27,174,500
Becton Dickinson & Co.	247,100	20,089,230
Gilead Sciences, Inc. (a)	205,000	10,854,750
Hologic, Inc. (a)(f)	313,700	6,838,659
Johnson & Johnson	250,000	16,085,000
Stryker Corp.	300,000	18,864,000

		99,906,139

Industrials: 8.3%
ABB, Ltd., ADR (a)	510,000	14,443,200
Aecom Technology Corp. (a)(f)	364,521	11,857,868
Deere & Co.	598,400	43,162,592
Diana Shipping, Inc. (f)	75,000	2,303,250
Emerson Electric Co.	181,175	8,959,104
Empresas ICA SAB de CV, ADR (a)(f)	394,585	9,801,491
Fuel Tech, Inc. (a)(f)	402,463	7,091,398
Joy Global, Inc.	310,000	23,507,300
RR Donnelley & Sons, Co.	300,000	8,907,000
Ryder System, Inc. (f)	333,300	22,957,704
Seaspan Corp. (f)	669,705	16,086,314
TNT NV	350,000	11,968,977
Ultrapetrol Bahamas, Ltd. (a)(f)	423,080	5,335,038
UTi Worldwide, Inc.	400,000	7,980,000

		194,361,236

Information Technology: 16.4%
Accenture, Ltd., Class A	575,000	23,414,000
Applied Materials, Inc. (f)	700,000	13,363,000
Autodesk, Inc. (a)	335,000	11,326,350
Automatic Data Processing, Inc.	724,600	30,360,740
Cisco Systems, Inc. (a)	1,859,888	43,260,995
Citrix Systems, Inc. (a)	382,800	11,258,148
Corning, Inc.	550,000	12,677,500
EMC Corp. (a)	1,850,000	27,176,500
Entegris, Inc. (a)	938,600	6,147,830
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCKS, continued

Information Technology, continued
Fiserv, Inc. (a)	525,000	$23,819,250
Hewitt Associates, Inc., Class A (a)	491,100	18,823,863
Intel Corp.	1,100,000	23,628,000
Intuit, Inc. (a)(f)	810,000	22,331,700
MEMC Electronic Materials, Inc. (a)	310,000	19,077,400
Microchip Technology, Inc.	269,921	8,243,387
Microsoft Corp.	1,025,000	28,197,750
Nokia OYJ, ADR	1,100,000	26,950,000
QUALCOMM, Inc.	780,600	34,635,221

		384,691,634

Materials: 1.4%
Aracruz Celulose SA, ADR (f)	300,634	22,063,529
Syngenta AG, ADR	164,446	10,639,655

		32,703,184

Telecommunication Services: 6.0%
America Movil SAB de CV, ADR	755,667	39,861,434
BT Group PLC, ADR (f)	550,000	21,851,500
China Netcom Group Corp., Ltd., ADR (f)	237,109	12,943,780
Philippine Long Distance Telephone, ADR	99,900	5,336,658
Telefonica SA, ADR	200,000	15,916,000
Turkcell Iletisim Hizmetleri AS, ADR (f)	192,830	2,805,677
Verizon Communications, Inc.	385,000	13,629,000
Vimpel-Communications, ADR	358,755	10,647,848
Vodafone Group PLC, ADR	580,400	17,098,583

		140,090,480

Utilities: 4.8%
American Water Works Co., Inc. (a)(f)	229,021	5,079,686
Aqua America, Inc. (f)	443,833	7,088,013
Dynegy, Inc., Class A (a)	1,071,900	9,164,745
Equitable Resources, Inc.	605,300	41,802,018
Oneok, Inc.	258,528	12,623,921
UGI Corp.	550,000	15,790,500
Veolia Environnement, ADR	375,000	20,943,750

		112,492,633

Total Common Stocks (Cost $1,366,076,584)		1,669,692,458

PREFERRED STOCKS: 0.2%

Financials: 0.2%
Aegon NV, 4.000%	45,000	755,550
Federal Home Loan Mortgage, 2.753% (f)	25,000	691,250
HRPT Properties Trust, REIT, 8.750% (f)	29,167	703,800
National Bank of Greece SA, ADR, 9.000% (a)(f)	100,400	2,555,180
Regency Centers Corp., REIT, 7.450%	32,000	713,280

Total Preferred Stocks (Cost $6,348,391)		5,419,060

Total Stocks (Cost $1,372,424,975)		1,675,111,518

EXCHANGE TRADED FUNDS: 0.6%
PowerShares DB US Dollar Index Bullish Fund (a)	400,000	8,996,000
iShares Silver Trust (a)	22,500	3,881,925

Total Exchange Traded Funds (Cost $13,785,675)		12,877,925

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

BONDS: 27.3%

CORPORATE BONDS: 2.9%

Consumer Discretionary: 0.4%
McGraw-Hill Companies, Inc., The, 5.375%, 11/15/12 (f)	$4,000,000	$3,998,488
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,193,945

		9,192,433

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Consumer Staples: 0.6%
Estee Lauder Cos., Inc., 6.000%, 01/15/12	$1,599,000	$1,667,557
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,200,780
PepsiCo, Inc., 5.150%, 05/15/12	2,000,000	2,081,964
PepsiCo, Inc., 5.000%, 06/01/18	5,000,000	4,887,710

		13,838,011

Energy: 0.1%
XTO Energy, Inc., 5.650%, 04/01/16	3,000,000	2,978,580

Financials: 0.9%
Aflac, Inc. , 6.500%, 04/15/09	5,000,000	5,101,495
American Express Co., 7.000%, 03/19/18	1,000,000	1,014,047
American Honda Finance Corp., 3.750%, 03/16/11 (b)(US)	2,000,000	2,990,323
IBM International Group Capital LLC, 5.050%, 10/22/12	2,845,000	2,908,196
Toyota Motor Credit Corp., 4.990%, 07/28/08	3,000,000	3,004,290
Toyota Motor Credit Corp., 2.750%, 08/06/09	818,182	808,005
Toyota Motor Credit Corp., 4.625%, 02/01/11 (c)(US)	2,000,000	3,845,425
Toyota Motor Credit Corp., 5.480%, 01/18/15	2,000,000	1,992,800

		21,664,581

Health Care: 0.5%
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,421,563
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,422,675
WellPoint, Inc., 4.250%, 12/15/09	3,000,000	2,970,828
WellPoint, Inc., 6.375%, 01/15/12	2,991,000	3,062,482

		10,877,548

Information Technology: 0.1%
Cisco Systems, Inc., 5.500%, 02/22/16	3,000,000	3,031,401

Telecommunication Services: 0.3%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(MX)	52,000,000	4,813,712
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	1,923,641

		6,737,353

Total Corporate Bonds (Cost $68,729,597)		68,319,907

U.S. GOVERNMENT AGENCY BONDS: 15.1%

Federal Farm Credit Bank: 2.1%
3.800%, 03/19/12	3,500,000	3,482,287
3.950%, 03/04/13	3,000,000	2,974,050
3.980%, 04/03/13	3,000,000	2,971,092
4.125%, 04/22/13 (f)	4,000,000	3,958,368
5.250%, 01/08/14	4,000,000	4,082,192
4.500%, 03/10/14	4,000,000	3,988,736
5.180%, 10/01/14	3,000,000	3,064,110
5.230%, 10/15/14	4,000,000	4,092,428
4.200%, 02/05/15	4,000,000	3,888,800
3.850%, 02/11/15	4,000,000	3,881,548
4.700%, 03/19/15	4,000,000	3,992,364
4.550%, 04/14/15	4,000,000	3,970,192
5.150%, 06/05/15	3,000,000	3,025,704
5.500%, 08/17/20	1,500,000	1,504,266

		48,876,137

Federal Home Loan Bank System: 6.4%
3.510%, 07/22/08	2,500,000	2,501,348
4.375%, 10/03/08 (f)	8,000,000	8,032,496
4.125%, 11/17/08	3,000,000	3,000,534
4.100%, 11/17/08	3,000,000	3,000,528
5.375%, 05/15/09	2,000,000	2,042,790
5.250%, 11/03/09	8,500,000	8,576,041
4.500%, 08/04/10	3,000,000	3,004,818
5.350%, 11/17/10	3,000,000	3,026,352
5.050%, 08/24/11	3,000,000	3,055,668
5.300%, 10/27/11	3,000,000	3,021,540
4.875%, 11/15/11 (f)	6,000,000	6,204,414
5.000%, 12/15/11	4,850,000	4,954,362
4.750%, 12/27/11	3,500,000	3,507,361
5.500%, 02/09/12	3,000,000	3,044,814
5.250%, 04/16/12	2,000,000	2,035,444
5.375%, 09/07/12	5,000,000	5,209,785
5.000%, 09/14/12	2,500,000	2,599,535
5.200%, 10/09/12 (f)	4,000,000	4,026,900
5.000%, 11/07/12	4,000,000	4,030,700
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
5.025%, 11/14/12	$4,000,000	$4,032,728
4.125%, 02/20/13	3,000,000	2,990,217
4.500%, 06/10/13	3,000,000	3,018,477
5.550%, 11/21/13	6,240,000	6,298,800
5.270%, 01/22/14	1,915,000	1,955,290
5.250%, 03/26/14	5,000,000	5,106,525
5.210%, 10/06/14	3,000,000	3,081,996
5.000%, 11/05/14	4,000,000	4,056,492
5.100%, 11/19/14	4,000,000	4,048,096
4.600%, 01/14/15	4,000,000	3,987,668
4.800%, 01/28/15	4,000,000	3,998,640
4.000%, 01/28/15	4,000,000	3,907,664
4.550%, 02/06/15	4,000,000	3,974,048
4.500%, 02/19/15	5,000,000	4,957,450
4.700%, 03/27/15	4,000,000	3,991,324
4.625%, 04/16/15	2,460,000	2,446,317
5.250%, 07/14/16	3,000,000	3,000,705
6.180%, 07/06/17	3,000,000	3,079,914
5.125%, 12/13/17	3,500,000	3,519,800
5.000%, 03/28/18	4,050,000	3,970,126

		150,297,707

Freddie Mac (Agency): 1.8%
5.250%, 02/24/11 (f)	6,000,000	6,075,558
5.875%, 03/21/11	3,000,000	3,160,656
5.750%, 08/11/11	2,900,000	2,908,802
5.250%, 10/06/11	7,500,000	7,533,315
5.300%, 01/09/12	3,000,000	3,029,661
4.125%, 02/07/13	4,000,000	3,988,340
5.600%, 09/26/13	2,500,000	2,514,413
5.400%, 10/10/13	4,400,000	4,428,622
5.600%, 10/17/13	4,000,000	4,029,340
4.000%, 10/17/13	3,500,000	3,463,086
5.000%, 07/15/14 (f)	1,500,000	1,554,477

		42,686,270

Fannie Mae (Agency): 4.8%
4.000%, 08/08/08	3,000,000	3,004,350
4.000%, 01/26/09	4,000,000	4,027,272
5.121%, 02/17/09 (f)	7,324,000	7,413,060
4.750%, 04/19/10	3,000,000	3,081,861
3.250%, 06/09/10	3,000,000	3,001,293
4.375%, 06/21/10	6,000,000	6,135,738
3.000%, 04/01/11	4,000,000	3,930,292
4.000%, 06/30/11	3,000,000	3,010,158
5.300%, 05/07/12 (f)	3,500,000	3,530,436
4.550%, 01/04/13	4,000,000	3,997,668
4.000%, 01/28/13 (f)	7,000,000	6,985,489
4.250%, 02/25/13	4,000,000	4,002,024
4.000%, 04/01/13	4,000,000	3,974,804
4.000%, 04/02/13	3,000,000	2,984,820
4.150%, 04/24/13	4,000,000	3,992,120
4.000%, 04/29/13	4,500,000	4,469,193
4.350%, 05/06/13 (f)	3,500,000	3,506,496
4.250%, 05/08/13 (f)	3,000,000	3,003,111
5.000%, 12/18/14	5,000,000	5,019,435
4.250%, 02/11/15	3,500,000	3,461,602
4.125%, 02/11/15	11,000,000	10,803,177
5.250%, 07/14/15	4,000,000	4,002,952
5.400%, 03/09/17	3,000,000	3,016,893
5.010%, 01/30/23	3,000,000	2,878,761
5.350%, 02/06/23	3,000,000	2,941,500
5.000%, 02/22/23	5,000,000	4,881,135

		111,055,640

Total U.S. Government Agency Bonds (Cost $351,802,300)		352,915,754

MUNICIPAL BONDS: 0.2%
Oregon State, 4.042%, 06/01/09	3,880,000	3,906,578
(Cost $3,916,529)

U.S. TREASURY NOTE: 0.6%
3.500%, 02/15/18 (f)	11,000,000	10,591,801
3.875%, 05/15/18 (f)	3,000,000	2,975,862

Total U.S. Treasury Notes (Cost $13,800,862)		13,567,663

MORTGAGE-BACKED SECURITIES: 8.5%

U.S. GOVERNMENT MORTGAGE-BACKED: 8.3%

Ginnie Mae (Mortgage Backed) 0.9%
6.000%, 02/15/19	481,881	497,076
6.000%, 05/15/21	1,678,593	1,730,472
6.000%, 07/15/21	287,615	296,504
6.500%, 12/15/21	729,540	756,647
6.000%, 02/15/22	2,620,210	2,700,634
6.000%, 08/15/35	2,929,881	2,980,468
6.000%, 05/20/36	1,424,621	1,446,880
6.000%, 04/15/37	2,059,874	2,094,473
6.000%, 01/15/38	2,968,873	3,018,741
6.000%, 01/15/38	2,801,242	2,848,294
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Ginnie Mae (Mortgage-Backed), continued
5.000%, 04/20/38	$4,144,283	$4,109,057

		22,479,246

Freddie Mac (Mortgage-Backed): 1.7%
5.000%, 10/01/08	671,760	676,702
4.000%, 04/01/10	1,670,000	1,669,546
4.000%, 09/01/10	2,332,612	2,326,416
4.500%, 06/01/12	2,182,477	2,178,523
4.000%, 05/01/14	1,544,886	1,518,442
5.000%, 08/01/18	2,753,947	2,748,812
4.500%, 09/01/18	960,919	939,718
4.000%, 09/01/18	526,032	499,961
5.500%, 10/01/18	496,143	502,970
5.500%, 10/01/18	383,860	389,142
5.000%, 10/01/18	915,064	913,072
5.000%, 11/01/18	471,050	470,025
5.000%, 11/01/18	433,240	432,296
4.500%, 01/01/21	3,719,798	3,637,730
6.500%, 05/01/29	175,626	183,004
6.500%, 12/01/29	295,997	308,432
6.500%, 06/01/32	486,332	505,548
5.537%, 04/01/36	1,480,172	1,489,301
6.000%, 05/01/36	1,352,212	1,368,032
5.667%, 05/01/36	1,525,876	1,555,689
6.273%, 11/01/36	2,259,450	2,312,942
5.872%, 04/01/37	3,131,555	3,159,580
5.500%, 08/01/37	1,533,842	1,512,751
6.745%, 09/01/37	1,788,849	1,818,933
6.655%, 10/01/37	2,233,042	2,269,139
6.529%, 11/01/37	2,723,899	2,768,969
5.500%, 03/01/38	2,260,321	2,229,242

		40,384,917

Fannie Mae (Mortgage-Backed): 5.7%
5.500%, 09/01/09	701,167	712,984
4.000%, 09/01/10	966,229	963,510
5.500%, 11/01/11	456,627	464,323
5.000%, 01/01/14	973,672	978,715
5.000%, 02/01/14	656,998	660,401
5.500%, 10/01/14	1,353,690	1,374,543
5.500%, 11/01/14	1,379,682	1,401,063
5.500%, 11/01/16	1,901,161	1,923,718
5.000%, 03/01/17	2,635,237	2,626,019
5.000%, 04/01/18	2,638,732	2,635,818
4.500%, 07/01/18	3,025,283	2,959,483
3.500%, 09/01/18	1,364,644	1,270,121
3.500%, 10/01/18	130,476	121,438
3.500%, 10/01/18	1,076,540	1,001,973
5.000%, 11/01/18	105,778	105,662
5.000%, 11/01/18	471,597	471,076
5.000%, 11/01/18	705,644	704,865
5.000%, 02/01/19	1,738,110	1,731,846
5.000%, 04/01/19	539,387	537,443
5.000%, 06/01/19	1,675,878	1,669,838
5.500%, 07/01/19	1,623,848	1,646,921
5.500%, 10/01/19	1,538,293	1,560,150
4.500%, 11/01/19	1,798,747	1,755,128
5.000%, 01/01/20	1,628,166	1,622,298
5.000%, 03/01/20	1,347,952	1,339,724
4.000%, 08/01/20	5,584,786	5,262,614
5.000%, 10/01/20	2,493,037	2,477,819
5.000%, 03/01/23	3,969,825	3,935,668
5.000%, 10/01/23	1,595,766	1,557,739
4.500%, 01/01/25	1,446,211	1,362,679
5.000%, 06/01/25	2,047,524	1,994,614
5.000%, 11/01/25	2,868,608	2,794,481
8.000%, 05/01/30	128,749	139,345
6.000%, 09/25/30	3,250,000	3,346,495
6.500%, 06/01/32	395,581	410,717
4.000%, 11/01/33	2,861,392	2,597,418
4.635%, 12/01/33	1,092,546	1,098,123
4.399%, 12/01/33	665,553	670,910
6.000%, 02/01/34	1,694,011	1,715,947
3.839%, 05/01/34	3,132,721	3,172,812
4.268%, 01/01/35	3,287,852	3,285,824
5.836%, 03/01/35	2,914,568	2,937,606
6.000%, 04/01/35	1,382,126	1,397,863
5.000%, 06/01/35	1,262,162	1,214,263
4.623%, 06/01/35	1,249,340	1,259,546
5.500%, 07/01/35	1,828,764	1,808,440
5.000%, 07/01/35	1,616,123	1,554,793
5.000%, 08/01/35	1,278,202	1,229,695
5.500%, 11/01/35	1,844,882	1,824,379
5.500%, 12/01/35	924,145	913,875
5.500%, 12/01/35	1,886,669	1,865,702
5.500%, 12/01/35	1,468,192	1,451,875
6.000%, 04/01/36	800,758	809,125
6.000%, 04/01/36	911,008	920,527
5.975%, 05/01/36	2,634,662	2,695,944
5.376%, 05/01/36	2,564,167	2,608,925
5.500%, 06/01/36	4,916,660	4,878,921
6.500%, 08/01/36	1,017,303	1,048,915
6.000%, 08/01/36	1,457,650	1,472,881
6.000%, 09/01/36	782,076	790,248
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Fannie Mae (Mortgage-Backed), continued
5.891%, 09/01/36	$3,006,418	$3,061,414
6.000%, 12/01/36	3,140,939	3,173,760
5.842%, 04/01/37	4,035,150	4,090,267
6.000%, 06/01/37	3,592,005	3,628,776
5.556%, 06/01/37	2,728,461	2,774,804
5.500%, 07/01/37	1,973,962	1,948,521
6.000%, 08/01/37	3,263,757	3,297,861
5.000%, 04/01/38	4,032,975	3,869,845
6.000%, 01/25/41	7,023,013	7,228,598

		133,819,634

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp.,
4.738%, 07/15/42	2,000,000	1,898,758
Morgan Stanley Capital I, Inc.,
4.989%, 08/13/42	2,000,000	1,902,324
Nomura Asset Securities Corp.,
6.590%, 03/15/30	204,530	205,498

		4,006,580

Total Mortgage-Backed Securities (Cost $201,671,877)		200,690,377

Total Bonds (Cost $639,921,165)		639,400,279

CERTIFICATES OF DEPOSIT: 0.1%
Self Help Credit Union,
3.790%, 01/04/09	2,250,000	2,250,000
Shore Bank Chicago,
2.300%, 10/11/08	500,000	500,000

Total Certificates of Deposit (Cost $2,750,000)		2,750,000

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

MONEY MARKET SHARES: 0.0%
Pax World Money Market Fund, Inc. (e) (Cost $101,435)	101,435	$101,435

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 8.2%
State Street Navigator Securities Lending Prime Portfolio, 2.660% (Cost $192,747,003)	192,747,003	192,747,003

TOTAL INVESTMENTS: 107.8% (Cost $2,221,733,253)		2,522,988,160

PAYABLE UPON RETURN OF SECURITIES LOANED—(NET): -8.2%		(192,747,003)

OTHER ASSETS AND LIABILITIES— (NET): 0.4%		9,748,752

NET ASSETS: 100.0%		$2,339,989,909

(a)	Non income producing security.

(b)	Principal amount is in Euro dollars; value is in U.S. dollars.

(c)	Principal amount is in Great British pounds; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Affiliate—Security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(f)	Security or partial position of this security was on loan as of June 30, 2008. The total market value of securities on loan as of June 30, 2008 was $200,625,179.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

MX	Mexico

US	United States
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Growth Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS: 97.5%

Consumer Discretionary: 9.3%
Amazon.com, Inc. (a)(d)	18,000	$1,319,940
Best Buy Co., Inc. (d)	34,500	1,366,200
ChinaEdu Corp., ADR (a)(d)	14,341	68,120
Focus Media Holding, Ltd., ADR (a)(d)	38,500	1,067,220
Lowe’s Cos., Inc.	59,283	1,230,122
McGraw-Hill Cos, Inc., The	26,500	1,063,180
Nike, Inc., Class B	31,210	1,860,428
TJX Cos., Inc.	37,292	1,173,579
Viacom, Inc., Class B (a)	29,755	908,718

		10,057,507

Consumer Staples: 7.2%
Cermaq ASA	66,500	793,190
CVS Caremark Corp.	71,007	2,809,747
General Mills, Inc.	26,500	1,610,405
PepsiCo, Inc.	25,680	1,632,991
Whole Foods Market, Inc. (d)	38,500	912,065

		7,758,398

Energy: 12.4%
Baker Hughes, Inc.	30,000	2,620,200
Chesapeake Energy Corp. (d)	45,000	2,968,200
Devon Energy Corp. (b)	21,144	2,540,663
Enbridge Energy Partners, LP	35,334	1,777,654
National Oilwell Varco, Inc. (a)	18,543	1,645,135
ONEOK Partners, LP	16,625	929,338
StatoilHydro ASA, ADR	23,500	878,430

		13,359,620

Financials: 8.2%
CME Group, Inc. (d)	1,750	670,583
Erste Bank der Oesterreichisch	12,500	778,172
Goldman Sachs Group, Inc., The	7,750	1,355,475
JPMorgan Chase & Co.	33,625	1,153,674
Prologis, REIT (d)	28,043	1,524,137
State Street Corp.	20,334	1,301,173
Sumitomo Mitsui Financial Group, Inc., ADR	122,000	910,730
Tower Group, Inc.	55,210	1,169,900

		8,863,844

Health Care: 12.8%
CR Bard, Inc.	15,350	1,350,033
Eclipsys Corp. (a)(d)	80,046	1,469,645
Genzyme Corp. (a)	18,834	1,356,425
Gilead Sciences, Inc. (a)	56,503	2,991,834
HealthExtras, Inc. (a)	37,500	1,130,250
Hologic, Inc. (a)(d)	15,000	327,000
Pharmaceutical Product Development, Inc.	35,747	1,533,546
Thermo Fisher Scientific, Inc. (a)	66,212	3,689,995

		13,848,728

Industrials: 13.0%
Aecom Technology Corp. (a)(d)	45,134	1,468,209
CNH Global NV (d)	10,000	339,700
Expeditors International of Washington, Inc (d)	40,600	1,745,800
Fuel Tech, Inc. (a)(d)	59,952	1,056,354
Grupo Ferrovial SA	7,500	464,306
Illinois Tool Works, Inc. (d)	28,251	1,342,205
Pall Corp.	24,625	977,120
Quanta Services, Inc. (a)(d)	90,000	2,994,300
Suntech Power Holdings Co., Ltd., ADR (a)(d)	22,960	860,082
Terex Corp. (a)	21,000	1,078,770
United Parcel Service, Inc., Class B	28,251	1,736,589

		14,063,435

Information Technology: 26.2% (e)
Adobe Systems, Inc. (a)	24,000	945,360
ASML Holding NV	56,000	1,366,400
Brocade Communications Systems, Inc. (a)(d)	99,417	819,196
Cisco Systems, Inc. (a)	87,822	2,042,740
Citrix Systems, Inc. (a)	37,500	1,102,875
CommScope, Inc. (a)(d)	51,795	2,733,222
Corning, Inc.	70,500	1,625,025
eBay, Inc. (a)	71,043	1,941,605
Google, Inc., Class A (a)	3,000	1,579,260
Hewlett-Packard Co.	32,500	1,436,825
High Tech Computer Corp., GDR	2,200	198,000
Intel Corp.	82,500	1,772,100
International Business Machines Corp.	27,417	3,249,737
j2 Global Communications, Inc. (a)(d)	10,000	230,000
MEMC Electronic Materials, Inc. (a)	12,000	738,480
Microsoft Corp.	78,751	2,166,440
NetApp, Inc. (a)(d)	60,500	1,310,430
Texas Instruments, Inc.	41,000	1,154,560
Trimble Navigation, Ltd. (a)(d)	44,125	1,575,263
VMware, Inc. (a)(d)	5,000	269,300

		28,256,818

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Growth Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCKS, continued

Materials: 4.1%
Airgas, Inc.	33,543	$1,958,576
Smurfit-Stone Container Corp. (a)(d)	156,560	637,199
Syngenta AG, ADR	17,400	1,125,780
Wacker Chemie AG	3,270	683,508

		4,405,063

Telecommunication Services: 3.4%
America Movil SAB de CV, ADR	36,153	1,907,071
Vodafone Group PLC, ADR	59,838	1,762,826

		3,669,897

Utilities: 0.9%
American Water Works Co., Inc. (a)(d)	30,904	685,451
Epure International, Ltd.	600,000	233,728

		919,179

Total Common Stocks (Cost $100,751,142)		105,202,489

EXCHANGE TRADED FUNDS: 0.2%
PowerShares DB US Dollar Index Bullish Fund (a)	10,000	224,900

Total Exchange Traded Funds (Cost $235,327)		224,900

MONEY MARKET SHARES: 3.0%
Pax World Money Market Fund, Inc. (c) (Cost $3,219,362)	3,219,362	3,219,362

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 18.4%
State Street Navigator Securities Lending Prime Portfolio, 2.660%	19,850,739	19,850,739

(Cost $19,850,739)

TOTAL INVESTMENTS: 119.1% (Cost $124,056,570)		128,497,490

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -18.4%		(19,850,739)

OTHER ASSETS AND LIABILITIES — (NET): -0.7%		(722,225)

NET ASSETS: 100.0%		$107,924,526

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover the margin or segregation requirements on option contracts.

(c)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(d)	Security or partial position of this security was on loan as of June 30, 2008. The total market value of securities on loan as of June 30, 2008 was $22,896,171.

(e)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

ADR	American Depository Receipt

GDR	Global Depository Receipt

LP	Limited Partnership

REIT	Real Estate Investment Trust
Schedule of Written Options

Title of Issuer	Contracts	Value
WRITTEN CALL OPTIONS:
Devon Energy Corp.	50	$(10,500)

expires July 2008
exercise price $125.00

Total Written Call Options (Premiums Received $15,850)		$(10,500)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Value Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS: 99.0%

Consumer Discretionary: 4.9%
Focus Media Holding, Ltd., ADR (a)	1,000	$27,720
NutriSystem, Inc.	2,000	28,280
Saks, Inc. (a)	4,190	46,006
Viacom, Inc., Class B (a)	620	18,935
Walt Disney Co., The	500	15,600

		136,541

Consumer Staples: 6.8%
Chattem, Inc. (a)	600	39,030
Hain Celestial Group, Inc. (a)	1,150	27,002
Kimberly-Clark Corp.	410	24,510
Kraft Foods, Inc., Class A	2,120	60,314
L’Oreal SA	360	39,166

		190,022

Energy: 15.7%
Baker Hughes, Inc.	510	44,543
BG Group PLC	900	23,430
BP PLC, ADR	900	62,613
Cal Dive International, Inc. (a)	1,900	27,151
CGG-Veritas, ADR (a)	1,000	47,210
ConocoPhillips	540	50,971
Plains All American Pipeline, LP	400	18,044
StatoilHydro ASA, ADR	540	20,185
Whiting Petroleum Corp. (a)	960	101,837
XTO Energy, Inc.	603	41,277

		437,261

Financials: 27.6% (b)
Ameriprise Financial, Inc.	720	29,282
Banco Itau Holding Financeira SA, ADR	1,575	31,988
Bank of America Corp.	1,040	24,825
Bank of New York Mellon Corp., The	480	18,158
Barclays PLC, ADR	700	16,205
Boston Private Financial Holdings, Inc.	11,000	62,370
Citigroup, Inc.	4,960	83,130
CME Group, Inc.	160	61,310
Cohen & Steers, Inc.	600	15,582
Fannie Mae	2,120	41,361
Goldman Sachs Group, Inc., The	340	59,466
Janus Capital Group, Inc.	1,680	44,470
JPMorgan Chase & Co.	2,150	73,767
Legg Mason, Inc.	1,420	61,869
National Bank of Greece SA, ADR	2,000	17,860
National Financial Partners Corp.	2,130	42,217
Prudential Financial, Inc.	200	11,948
St. Joe Co., The	500	17,160
State Street Corp.	400	25,596
Wilmington Trust Corp.	1,030	27,233

		765,797

Health Care: 6.3%
Amgen, Inc. (a)	485	22,873
Genentech, Inc. (a)	725	55,028
Hologic, Inc. (a)	1,000	21,800
Pfizer, Inc.	1,850	32,320
Quest Diagnostics, Inc.	450	21,812
WellPoint, Inc. (a)	430	20,494

		174,327

Industrials: 10.6%
Aecom Technology Corp. (a)	1,000	32,530
Alexander & Baldwin, Inc.	520	23,686
CNH Global NV	1,300	44,161
Diana Shipping, Inc.	1,100	33,781
Empresas ICA SAB de CV, ADR (a)	880	21,859
Fuel Tech, Inc. (a)	800	14,096
Gamesa Corporacion Tecnologica SA	200	9,831
Macquarie Airports	4,710	9,301
Seaspan Corp.	1,420	34,108
Suntech Power Holdings Co., Ltd., ADR (a)	440	16,482
Ultrapetrol Bahamas, Ltd. (a)	2,000	25,220
UTi Worldwide, Inc.	620	12,369
Wavin NV	2,320	19,213

		296,637

Information Technology: 13.2%
Cisco Systems, Inc. (a)	1,860	43,264
CommScope, Inc. (a)	450	23,747
Dell, Inc. (a)	700	15,316
eBay, Inc. (a)	1,150	31,430
EMC Corp. (a)	2,850	41,867
Fair Isaac Corp.	1,060	22,016
Horiba, Ltd.	1,000	26,510
Intuit, Inc. (a)	940	25,916
MEMC Electronic Materials, Inc. (a)	380	23,385
Microsoft Corp.	2,290	62,998
Nokia OYJ, ADR	2,110	51,695

		368,144

Materials: 2.1%
Aracruz Celulose SA, ADR	190	13,944
Syngenta AG, ADR	704	45,549

		59,493

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Value Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS, continued

Telecommunication Services: 4.7%
Telefonica SA, ADR	430	$34,219
TeliaSonera AB	1,580	11,701
Turkcell Iletisim Hizmetleri AS, ADR	1,860	27,063
Verizon Communications, Inc.	810	28,674
Vodafone Group PLC, ADR	1,000	29,459

		131,116

Utilities: 7.1%
American Water Works Co., Inc. (a)	1,800	39,924
Calpine Corp. (a)	1,230	27,749
Energy East Corp.	1,200	29,664
Iberdrola Renovables SA (a)	2,700	20,915
National Grid PLC	2,100	27,628
Veolia Environnement, ADR	945	52,777

		198,657

Total Common Stocks (Cost $3,194,926)		2,757,995

EXCHANGE TRADED FUNDS: 0.5%
PowerShares DB US Dollar Index Bullish Fund (a)	650	14,619

Total Exchange Traded Funds (Cost $14,874)		14,619

MONEY MARKET SHARES: 1.7%
Pax World Money Market Fund, Inc. (c)	48,960	48,960

(Cost $48,960)

TOTAL INVESTMENTS: 101.2% (Cost $3,258,760)		2,821,574

OTHER ASSETS AND LIABILITIES— (Net): -1.2%		(34,837)

NET ASSETS: 100.0%		$2,786,737

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)	Affiliate—Security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR	American Depository Receipt

LP	Limited Partnership
Pax World Small Cap Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS: 94.3%

Consumer Discretionary: 9.2%
CROCS, Inc. (a)	1,009	$8,082
Famous Dave’s of America, Inc. (a)	1,500	11,550
Hanesbrands, Inc. (a)	900	24,426
LKQ Corp. (a)	1,300	23,491
Pool Corp.	1,472	26,143
Vail Resorts, Inc. (a)	600	25,698

		119,390

Consumer Staples: 8.5%
Alberto-Culver Co.	900	23,643
American Oriental Bioengineering, Inc. (a)	1,250	12,338
Chattem, Inc. (a)	400	26,020
NBTY, Inc. (a)	817	26,193
Spartan Stores, Inc.	938	21,574

		109,768

Energy: 8.6%
Allis-Chalmers Energy, Inc. (a)	1,000	17,800
Bristow Group, Inc. (a)	646	31,971
Cal Dive International, Inc. (a)	2,000	28,580
Ship Finance International, Ltd.	571	16,862
T-3 Energy Services, Inc. (a)	200	15,894

		111,107

Financials: 15.0%
American Physicians Capital, Inc.	500	24,220
Amtrust Financial Services, Inc.	869	10,949
Capital Southwest Corp.	149	15,530
Greenhill & Co., Inc.	329	17,720
Hercules Technology Growth Capital, Inc.	2,709	24,191
Investment Technology Group, Inc. (a)	389	13,016
NGP Capital Resources Co.	1,372	21,143
optionsXpress Holdings, Inc.	1,400	31,276
Pinnacle Financial Partners, Inc. (a)	823	16,534
ProAssurance Corp (a)	400	19,244

		193,823

Health Care: 17.6%
Almost Family, Inc. (a)	611	16,253
American Medical Systems Holdings, Inc. (a)	1,900	28,405
Bio-Reference Labs, Inc. (a)	1,010	22,533
Health Grades, Inc. (a)	2,293	10,296
Healthways, Inc. (a)	600	17,760
Hologic, Inc. (a)	1,400	30,520
Home Diagnostics, Inc. (a)	2,700	24,462
Kendle International, Inc. (a)	200	7,266
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Small Cap Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS, continued

Health Care, continued
Natus Medical, Inc. (a)	1,561	$32,687
Techne Corp. (a)	243	18,806
United Therapeutics Corp. (a)	183	17,888

		226,876

Industrials: 10.4%
BE Aerospace, Inc, (a)	1,057	24,618
Gehl Co. (a)	1,200	17,748
Lennox International, Inc.	560	16,218
Middleby Corp. (a)	474	20,813
Ritchie Bros Auctioneers, Inc.	618	16,766
SYKES Enterprise, Inc. (a)	903	17,031
Tennant Co.	691	20,778

		33,972

Information Technology: 15.0%
CommScope, Inc. (a)	450	23,747
Factset Research Systems, Inc.	157	8,849
Mettler-Toledo International, Inc. (a)	300	28,458
Nice Systems, Ltd., ADR (a)	711	21,024
Quality Systems, Inc.	800	23,424
Rofin-Sinar Technologies, Inc. (a)	771	23,284
Sybase, Inc. (a)	800	23,536
TheStreet.com, Inc.	4,010	26,105
VASCO Data Security International, Inc. (a)	1,500	15,795

		194,222

Materials: 4.0%
Aptargroup, Inc.	700	29,365
Sensient Technologies Corp.	800	22,528

		51,893

Telecommunication Services: 1.8%
Syniverse Holdings, Inc. (a)	1,432	23,197

Utilities: 4.2%
EnergySouth, Inc.	611	29,976
UGI Corp.	823	23,627

		53,603

Total Common Stocks (Cost $1,295,165)		1,217,851

MONEY MARKET SHARES: 8.3%
Pax World Money Market Fund, Inc. (b) (Cost $106,733)	106,733	106,733

TOTAL INVESTMENTS: 102.6% (Cost $1,401,898)		1,324,584

OTHER ASSETS AND LIABILITIES— (Net): -2.6%		(33,672)

NET ASSETS: 100.0%		$1,290,912

(a)	Non-income producing security.

(b)	Affiliate—Security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR	American Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World International Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
STOCKS: 92.0%

COMMON STOCKS: 91.5%

Australia: 4.4%
CSL, Ltd.	532	$18,207
National Australia Bank, Ltd.	1,350	34,296
Qantas Airways, Ltd.	8,635	25,165
Sims Group, Ltd.	307	12,270

		89,938

Austria: 0.8%
Andritz AG	242	15,260

Brazil: 0.7%
Aracruz Celulose SA, ADR	189	13,871

Canada: 0.8%
Suncor Energy, Inc.	271	15,751

China: 0.7%
Suntech Power Holdings Co., Ltd., ADR (a)	381	14,272

Finland: 1.6%
Fortum Oyj	626	31,796

France: 8.3%
CGG-Veritas, ADR (a)	529	24,974
L’Oreal SA	376	40,907
LVMH Moet Hennessy Louis Vuitt	334	35,012
Neopost SA	198	20,952
Veolia Environnement, ADR	824	46,020

		167,865

Germany: 5.0%
Fresenius Medical Care AG & Co., ADR	712	39,082
Linde AG	105	14,763
Merck KGAA	207	29,427
Wacker Chemie AG	81	16,931

		100,203

Great Britain: 14.3%
BG Group PLC	1,570	40,873
Game Group PLC	2,185	12,643
HSBC Holdings PLC, ADR	590	45,253
Kesa Electricals PLC	7,565	23,846
Rio Tinto PLC, ADR	123	60,885
Standard Chartered PLC	1,270	36,174
Tesco PLC	3,146	23,142
Vodafone Group PLC, ADR	1,616	47,607

		290,423

Greece: 2.6%
Diana Shipping, Inc.	464	14,249
National Bank of Greece SA	849	38,257

		52,506

Hong Kong: 0.7%
Sun Hung Kai Properties, Ltd.	1,000	13,569

Ireland: 0.8%
Kingspan Group PLC	1,557	15,395

Italy: 2.1%
UniCredit SpA	6,948	42,526

Japan: 22.6%
Asahi Pretec Corp.	600	18,703
Canon, Inc., ADR	600	30,726
Central Japan Railway Co.	4	44,074
Eisai Co., Ltd.	1,000	35,316
Honda Motor Co, Ltd., ADR	1,250	42,538
Horiba, Ltd.	700	18,557
Kao Corp.	2,000	52,456
Kobe Steel Ltd.	9,000	25,766
Komatsu, Ltd.	1,300	36,239
Kurita Water Industries, Ltd.	400	14,804
Mizuho Financial Group, Inc.	11	51,382
NGK Insulators, Ltd.	1,000	19,447
Nippon Building Fund, Inc., REIT	3	35,316
Nippon Electric Glass Co., Ltd.	1,000	17,300
NSK, Ltd.	2,000	17,498

		460,122

Netherlands: 3.8%
Koninklijke (Royal) KPN NV	2,097	35,988
Reed Elsevier NV, ADR	1,237	41,464

		77,452

Norway: 6.4%
Cermaq ASA	1,865	22,245
Norsk Hydro ASA	1,484	21,678
StatoilHydro ASA, ADR	2,287	85,488

		129,411

Spain: 1.5%
Abengoa SA	588	18,386
Gamesa Corporacion Tecnologica SA	262	12,878

		31,264

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value
COMMON STOCKS, continued

Sweden: 2.1%
Hennes & Mauritz AB	770	$41,745

Switzerland: 8.2%
ABB, Ltd., ADR (a)	1,081	30,614
Credit Suisse Group, ADR	860	38,967
Roche Holding AG	299	53,855
Syngenta AG, ADR	663	42,895

		166,331

Taiwan: 1.8%
Fubon Financial Holding Co., Ltd., GDR	1,852	18,983
Taiwan Semiconductor, ADR	1,563	17,051

		36,034

Turkey: 2.3%
Akbank TAS	4,105	14,223
Turkcell Iletisim Hizmetleri AS, ADR	1,035	15,059
Turkiye Halk Bankasi AS	3,493	16,555

		45,837

Total Common Stocks
(Cost $1,881,474)		1,851,571

PREFERRED STOCKS: 0.5%
National Bank of Greece SA, ADR, 9.000% (a)	400	10,180

Total Preferred Stocks (Cost $10,000)		10,180

Total Stocks (Cost $1,891,474)		1,861,751

EXCHANGE TRADED FUNDS: 7.6%
CurrencyShares Australian Dollar Trust	303	29,230
CurrencyShares Japanese Yen Trust (a)	673	63,222
PowerShares DB Commodity Index Tracking Fund (a)	641	28,704
SPDR Gold Trust (a)	357	32,630

Total Exchange Traded Funds (Cost $151,075)		153,786

MONEY MARKET SHARES: 0.0%
Pax World Money Market Fund, Inc. (b) (Cost $156)	156	156

TOTAL INVESTMENTS: 99.6% (Cost $2,042,705)		2,015,693

OTHER ASSETS AND LIABILITIES— (Net): 0.4%		8,286

NET ASSETS: 100.0%		$2,023,979

(a)	Non-income producing security.

(b)	Affiliate—security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust
Summary of Investments by Sector

		Percent
Sector	Value	of Net Assets
Consumer Discretionary	$197,248	9.7%
Consumer Staples	138,750	6.9%
Energy	167,086	8.3%
Financials	395,682	19.5%
Health Care	175,887	8.7%
Industrials	296,984	14.7%
Information Technology	104,587	5.2%
Materials	209,059	10.3%
Telecommunication Services	98,653	4.9%
Utilities	77,815	3.8%
Exchange Traded Funds	153,786	7.6%
Money Market Shares	156	0.0%
Other assets and liabilities—(Net)	8,286	0.4%

Total	$2,023,979	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

PREFERRED STOCKS: 3.0%

Financials: 3.0%
Health Care REIT, Inc., 7.625% (j)	61,200	$1,432,080
National Bank of Greece SA, ADR, 9.000% (h)(j)	70,000	1,781,500

Total Preferred Stocks (Cost $3,238,520)		3,213,580

EXCHANGE TRADED FUNDS: 3.0%
PowerShares DB Agriculture Fund (h)	40,000	1,627,200
PowerShares DB US Dollar Index Bullish Fund (h)	31,000	697,190
SPDR Gold Trust (h)(j)	10,000	914,000

Total Exchange Traded Funds (Cost $3,175,483)		3,238,390

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS: 89.1%

Consumer Discretionary: 17.2%
Brown Shoe Co., Inc.,
8.750%, 05/01/12	$1,500,000	$1,500,000
Desarrolladora Homex SAB de CV,
7.500%, 09/28/15 (j)	1,000,000	1,010,000
Easton-Bell Sports, Inc.,
8.375%, 10/01/12	1,525,000	1,212,375
Expedia, Inc., 144A,
8.500%, 07/01/16 (a) (j)	1,000,000	982,500
FTD, Inc.,
7.750%, 02/15/14	1,466,000	1,476,995
Harry & David Operations Corp.,
9.000%, 03/01/13 (j)	1,500,000	1,327,500
Interactive Health, LLC, 144A,
7.250%, 04/01/11 (a)(b)	1,188,000	481,140
Leslie’s Poolmart, Inc.,
7.750%, 02/01/13	1,500,000	1,410,000
Levi Strauss & Co.,
9.750%, 01/15/15	1,000,000	1,010,000
Neiman Marcus Group, Inc., The,
10.375%, 10/15/15 (j)	1,500,000	1,507,500
Perry Ellis International, Inc.,
8.875%, 09/15/13	2,000,000	1,890,000
Quicksilver, Inc.,
6.875%, 04/15/15 (j)	1,500,000	1,282,500
Steinway Musical Instruments, 144A,
7.000%, 03/01/14 (a)	600,000	552,000
Urbi Desarrollos Urbanos SA, 144A,
8.500%, 04/19/16 (a)	1,000,000	1,035,000
Vitamin Shoppe Industries, Inc.,
10.176%, 11/15/12	2,000,000	2,035,000

		18,712,510

Consumer Staples: 6.5%
Chattem, Inc.,
7.000%, 03/01/14	1,500,000	1,462,500
Dean Holding Co.,
6.900%, 10/15/17 (j)	1,000,000	865,000
Foodcorp, Ltd., 144A,
8.875%, 06/15/12 (a)(d)(SA)	1,250,000	1,318,603
NBTY, Inc.,
7.125%, 10/01/15	1,750,000	1,680,000
Stater Brothers Holdings,
7.750%, 04/15/15	1,750,000	1,745,625

		7,071,728

Energy: 13.4%
Allis-Chalmers Energy, Inc.,
9.000%, 01/15/14 (j)	1,500,000	1,458,750
Compagnie Generale de Geophysique SA,
7.500%, 05/15/15	1,515,000	1,518,788
Denbury Resources, Inc.,
7.500%, 12/15/15	1,500,000	1,500,000
Forest Oil Corp., 144A,
7.250%, 06/15/19 (a)	1,250,000	1,206,250
Helix Energy Solutions Group, Inc., 144A,
9.500%, 01/15/16 (a)	1,500,000	1,545,000
PHI, Inc., 7.125%, 04/15/13	1,300,000	1,254,500
Range Resources Corp.,
7.500%, 05/15/16	1,000,000	1,001,250
Sandridge Energy, Inc., 144A,
8.000%, 06/01/18 (a)	250,000	252,500
SESI, LLC,
6.875%, 06/01/14	750,000	720,000
Ship Finance International, Ltd.,
8.500%, 12/15/13	1,750,000	1,793,750
VeraSun Energy Corp.,
9.875%, 12/15/12 (j)	1,500,000	1,325,625
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Energy, continued
Whiting Petroleum Corp.,
7.000%, 02/01/14	$1,000,000	$986,250

		14,562,663

Financials: 4.3%
Agile Property Holdings, Ltd., 144A,
9.000%, 09/22/13 (a)(j)	1,500,000	1,271,250
Cardtronics, Inc.,
9.250%, 08/15/13	250,000	237,500
Cardtronics, Inc., 144A,
9.250%, 08/15/13 (a)	1,750,000	1,662,500
LaBranche & Co., Inc.,
11.000%, 05/15/12	1,500,000	1,548,750

		4,720,000

Health Care: 11.0%
Advanced Medical Optics, Inc.,
7.500%, 05/01/17 (j)	1,500,000	1,387,500
Alliance Imaging, Inc.,
7.250%, 12/15/12 (j)	1,500,000	1,417,500
Alliance Imaging, Inc.,
7.250%, 12/15/12	250,000	236,250
Axcan Intermediate Holdings, Inc., 144A,
9.250%, 03/01/15 (a)	1,250,000	1,262,500
Biomet, Inc.,
10.000%, 10/15/17	1,500,000	1,608,750
Community Health Systems, Inc.,
8.875%, 07/15/15	1,750,000	1,769,688
Hanger Orthopedic Group, Inc.,
10.250%, 06/01/14	1,750,000	1,806,875
HCA, Inc.,
9.250%, 11/15/16	1,000,000	1,032,500
US Oncology, Inc.,
10.750%, 08/15/14 (j)	1,510,000	1,506,225

		12,027,788

Industrials: 14.9%
Actuant Corp.,
6.875%, 06/15/17	1,450,000	1,431,875
American Railcar Industries, Inc.,
7.500%, 03/01/14	1,000,000	935,000
Buhrmann US, Inc.,
8.250%, 07/01/14	1,000,000	1,092,500
Da-Lite Screen Co., Inc.,
9.500%, 05/15/11	1,250,000	1,206,250
Dycom Industries, Inc.,
8.125%, 10/15/15	1,000,000	965,000
FTI Consulting, Inc.,
7.750%, 10/01/16	2,060,000	2,121,800
IKON Office Solutions, Inc.,
7.300%, 11/01/27	1,250,000	966,830
Interline Brands, Inc.,
8.125%, 06/15/14	916,000	888,520
Knowledge Learning Corp., Inc., 144A,
7.750%, 02/01/15 (a)	750,000	693,750
Rathgibson, Inc.,
11.250%, 02/15/14	1,745,000	1,679,563
Travelport, LLC,
9.485%, 09/01/14 (d)(US)	1,250,000	1,618,733
Ultrapetrol Bahamas, Ltd.,
9.000%, 11/24/14	1,750,000	1,662,500
WII Components, Inc.,
10.000%, 02/15/12 (j)	1,175,000	998,750

		16,261,071

Information Technology: 1.9%
STATS ChipPAC, Ltd,
7.500%, 07/19/10	1,000,000	1,056,250
STATS ChipPAC, Ltd,
6.750%, 11/15/11	1,000,000	1,060,000

		2,116,250

Materials: 2.8%
Cellu Tissue Holdings, Inc.,
9.750%, 03/15/10	1,250,000	1,193,750
CSN Islands IX Corp., 144A,
10.500%, 01/15/15 (a)	750,000	877,500
LPG International, Inc.,
7.250%, 12/20/15	1,000,000	1,028,750
Russell-Stanley Holdings, Inc., 144A,
9.000%, 11/30/08 (a)(b)(f)(g)	36,532	0

		3,100,000

Telecommunication Services: 12.2%
America Movil SAB de CV,
9.000%, 01/15/16 (e)(MX)	11,000,000	1,018,285
City Telecom HK, Ltd.,
8.750%, 02/01/15	1,500,000	1,406,250
Fairpoint Communications, Inc., 144A,
13.125%, 04/01/18 (a)	1,000,000	985,000
Maxcom Telecomunicacione SA,
11.000%, 12/15/14 (j)	2,000,000	2,122,000
MetroPCS Wireless, Inc.,
9.250%, 11/01/14	2,000,000	1,935,000
Millicom International Cellular SA,
10.000%, 12/01/13	2,000,000	2,130,000
Nordic Telephone Co. Holdings ApS, 144A,
8.875%, 05/01/16 (a)	750,000	738,750
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Telecommunication Services, continued
Wind Acquisition Finance SA, 144A,
10.750%, 12/01/15 (a)	$1,750,000	$1,846,250
Windstream Corp.,
8.125%, 08/01/13	1,000,000	1,002,500
Windstream Corp.,
7.000%, 03/15/19 (j)	100,000	91,249

		13,275,284

Utilities: 4.9%
Eletropaulo Metropolitan, 144A,
19.125%, 06/28/10 (a)(b)(c)(BR)	2,500,000	1,688,135
FPL Energy National Wind Portfolio, 144A,
6.125%, 03/25/19 (a)(b)	797,370	789,923
Intergen NV, 144A,
9.000%, 06/30/17 (a)	1,000,000	1,040,000
Ormat Funding Corp.,
8.250%, 12/30/20 (b)	703,398	696,363
Transportadora de Gas del Sur SA, 144A,
7.875%, 05/14/17 (a)	1,500,000	1,158,750

		5,373,171

Total Corporate Bonds (Cost $100,613,717)		97,220,465

CERTIFICATES OF DEPOSIT: 0.8%
Self Help Credit Union,
3.790%, 01/04/09	100,000	100,000
ShoreBank Chicago,
2.450%, 08/03/08	100,000	100,000
ShoreBank Cleveland,
3.250%, 07/01/09	100,000	100,000
ShoreBank Pacific, CDARS,
4.450%, 01/15/09	200,000	200,000
ShoreBank Pacific, CDARS,
4.810%, 06/25/09	200,000	200,000
ShoreBank Pacific, CDARS,
4.470%, 05/10/12	100,000	100,000
ShoreBank, CDARS,
4.370%, 11/28/08	100,000	100,000

Total Certificates of Deposit (Cost $900,000)		900,000

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

MONEY MARKET SHARES: 2.6%
Pax World Money Market Fund, Inc. (i)	2,955,514	$2,955,514

(Cost $2,955,514)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 16.5%
State Street Navigator Securities Lending Prime Portfolio, 2.660%	18,002,133	18,002,133

(Cost $18,002,133)

TOTAL INVESTMENTS: 115.0% (Cost $128,885,367)		125,530,082

PAYABLE UPON RETURN OF SECURITIES LOANED—(NET): -16.5%		(18,002,133)

OTHER ASSETS AND LIABILITIES—(NET): 1.5%		1,528,852

NET ASSETS: 100.0%		$109,056,801

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Principal amount is in Brazilian Real; value is in U.S. dollars.

(d)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(e)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(f)	Fair valued security.

(g)	Non-income producing security—security is in default.

(h)	Non-income producing security.

(i)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(j)	Security or partial position of this security was on loan as of June 30, 2008. The total market value of securities on loan as of June 30, 2008 was $17,592,097.

BR	Brazil

CDARS	Certificates of Deposit Account Registry Service

MX	Mexico

REIT	Real Estate Investment Trust

SA	South Africa

U.S.	United States
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Women’s Equity Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	Amount	Value

COMMON STOCKS: 95.6%

Consumer Discretionary: 7.2%
Focus Media Holding, Ltd., ADR (a)(d)	13,000	$360,360
Grupo Televisa SA, ADR (d)	8,000	188,960
Nike, Inc., Class B (d)	8,800	524,568
Nordstrom, Inc.	8,300	251,490
Saks, Inc. (a)(d)	41,500	455,670
Staples, Inc. (d)	26,500	629,375
Target Corp.	10,000	464,900

		2,875,323

Consumer Staples: 8.9%
Avon Products, Inc. (d)	14,000	504,280
Colgate-Palmolive Co.	8,200	566,620
Costco Wholesale Corp. (d)	7,500	526,050
L’Oreal SA	3,500	380,781
PepsiCo, Inc.	8,400	534,156
Procter & Gamble Co.	12,100	735,801
Walgreen Co.	9,900	321,849

		3,569,537

Energy: 14.5%
Baker Hughes, Inc. (d)	6,000	524,040
BG Group PLC	34,000	885,138
BP PLC, ADR	14,000	973,980
Cal Dive International, Inc. (a)(d)	28,500	407,265
CGG-Veritas, ADR (a)	8,000	377,680
Chesapeake Energy Corp. (d)	22,000	1,451,120
ConocoPhillips	7,300	689,047
StatoilHydro ASA, ADR	11,500	429,870
Suncor Energy, Inc.	1,000	58,120

		5,796,260

Financials: 16.7%
American Express Co.	15,000	565,050
Bank of America Corp. (d)	14,700	350,889
BlackRock, Inc.	500	88,500
Citigroup, Inc.	22,500	377,100
CME Group, Inc. (d)	3,200	1,226,208
Goldman Sachs Group, Inc., The	5,900	1,031,910
JPMorgan Chase & Co.	12,500	428,875
National Financial Partners Corp. (d)	22,000	436,040
Northern Trust Corp. (d)	7,000	479,990
State Street Corp.	11,800	755,082
T. Rowe Price Group, Inc. (d)	16,800	948,696

		6,688,340

Health Care: 11.1%
Becton Dickinson & Co. (d)	3,000	243,900
CR Bard, Inc. (d)	4,700	413,365

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCKS, continued

Health Care, continued
Hologic, Inc. (a)(d)	24,000	$523,200
Johnson & Johnson	12,500	804,250
Novartis AG, ADR	13,000	715,520
Quest Diagnostics, Inc. (d)	8,300	402,301
Stryker Corp.	7,500	471,600
Teva Pharmaceutical Industries, ADR	10,800	494,640
Waters Corp. (a)	6,000	387,000

		4,455,776

Industrials: 11.8%
ABB, Ltd., ADR (a)	11,000	311,520
Aecom Technology Corp. (a)(d)	15,500	504,215
Donaldson Co., Inc. (d)	7,400	330,336
Emerson Electric Co. (d)	14,050	694,773
Expeditors International of Washington, Inc. (d)	13,500	580,500
Gamesa Corporacion Tecnologica SA	3,000	147,463
Geberit AG	1,285	189,313
Illinois Tool Works, Inc. (d)	17,800	845,678
Quanta Services, Inc. (a)(d)	10,000	332,700
Seaspan Corp. (d)	11,500	276,230
Vestas Wind Systems A/S (a)	1,200	157,075
WW Grainger, Inc.	4,250	347,651

		4,717,454

Information Technology: 15.6%
Applied Materials, Inc.	15,500	295,895
Autodesk, Inc. (a)	5,600	189,336
Automatic Data Processing, Inc.	2,000	83,800
Cisco Systems, Inc. (a)	33,000	767,580
CommScope, Inc. (a)(d)	9,000	474,930
eBay, Inc. (a)	12,500	341,625
EMC Corp. (a)	41,000	602,290
Google, Inc., Class A (a)	1,300	684,346
Horiba, Ltd.	13,000	344,634
Microsoft Corp.	42,000	1,155,420
Nokia OYJ, ADR	38,000	931,000
Trimble Navigation, Ltd. (a)(d)	10,000	357,001

		6,227,857

Materials: 4.2%
Aptargroup, Inc.	13,300	557,935
Praxair, Inc.	5,700	537,169
Syngenta AG, ADR	8,800	569,360

		1,664,464

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Women’s Equity Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCKS, continued

Telecommunication Services: 3.1%
Telefonica SA, ADR	5,000	$397,900
Turkcell Iletisim Hizmetleri AS, ADR	25,870	376,410
Vodafone Group PLC, ADR	16,000	471,360

		1,245,670

Utilities: 2.5%
Iberdrola SA	18,000	241,175
Veolia Environnement, ADR	13,000	726,050

		967,225

Total Common Stocks (Cost $35,673,299)		38,207,906

EXCHANGE TRADED FUNDS: 1.2%
PowerShares DB US Dollar Index Bullish Fund (a)	13,000	292,370
SPDR Gold Trust (a)	2,000	182,800

Total Exchange Traded Funds (Cost $490,721)		475,170

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS & NOTES: 2.5%

Financials: 2.5%
Blue Orchard Microfinance,
4.936%, 07/31/11 (c)	$500,000	$515,000
Calvert Social Investment Foundation,
3.000%, 03/31/11	500,000	500,000

Total Corporate Bonds & Notes (Cost $1,000,000)		1,015,000

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

MONEY MARKET SHARES: 1.1%
Pax World Money Market Fund, Inc. (b)	408,526	$408,526

(Cost $408,526)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 19.2%
State Street Navigator Securities Lending Prime Portfolio, 2.660%	7,679,144	7,679,144

(Cost $7,679,144)

TOTAL INVESTMENTS: 100.4% (Cost $45,251,690)		47,785,746

PAYABLE UPON RETURN OF SECURITIES LOANED —(NET): -19.2%		(7,679,144)

OTHER ASSETS AND LIABILITIES—(NET): -0.4%		(104,052)

NET ASSETS: 100.0%		$40,002,550

(a)	Non-income producing security.

(b)	Affiliate—security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(c)	Fair valued security.

(d)	Security or partial position of this security was on loan as of June 30, 2008. The total market value of securities on loan as of June 30, 2008 was $8,733,497.

ADR	American Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	Amount	Value

COMMON STOCKS: 90.7%

Auto Components: 3.8%
Johnson Controls, Inc.	2,600	$74,568
Stanley Electric Co., Ltd.	3,700	89,551

		164,119

Building Products: 4.3%
Geberit AG	300	44,198
Kingspan Group PLC	8,200	81,078
Nibe Industrier AB	8,750	63,927

		189,203

Chemicals: 6.9%
Linde AG	605	85,062
Novozymes A/S	850	76,806
Praxair, Inc.	800	75,392
Umicore	1,300	64,269

		301,529

Commercial Services & Supplies: 14.2%
Asahi Pretec Corp.	2,400	74,813
Covanta Holding Corp. (a)	2,800	74,732
Lassila & Tikanoja Oyj	2,950	72,317
Seche Environnement SA	551	72,655
Shanks Group PLC	16,500	76,905
Stantec, Inc. (a)	2,800	71,915
Stericycle, Inc. (a)	1,950	100,815
Tomra Systems ASA	10,800	71,672

		615,824

Construction & Engineering: 5.1%
Abengoa SA	2,600	81,298
Grontmij	1,850	78,178
Wavin NV	7,700	63,768

		223,244

Containers & Packaging: 1.3%
Mayr Melnhof Karton AG	610	57,615

Distributors: 1.7%
LKQ Corp. (a)	4,200	75,894

Electrical Equipment: 11.9%
Baldor Electric Company	1,700	59,466
Chloride Group	14,300	74,057
Emerson Electric Co.	2,200	108,790
Gamesa Corporacion Tecnologica SA	2,050	100,766
Roper Industries, Inc.	1,300	85,644
Vestas Wind Systems A/S (a)	670	87,700

		516,423

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCKS, continued

Electronic Equipment & Instruments: 6.4%
Horiba, Ltd.	2,600	$68,927
Itron, Inc. (a)	950	93,433
Rotork PLC	1,820	39,768
Shimadzu Corp.	7,500	74,657

		276,785

Independent Power Producers & Energy Traders: 5.1%
Canadian Hydro Developers, Inc. (a)	14,600	76,601
EDP Renovaveis SA (a)	5,400	62,490
Ormat Technologies Inc	1,700	83,606

		222,697

Life Sciences Tools & Services: 2.0%
Thermo Fisher Scientific, Inc. (a)	1,600	89,168

Machinery: 14.0%
IDEX Corp.	2,400	88,416
Kurita Water Industries, Ltd.	1,750	64,769
Miura Co., Ltd.	2,500	58,742
NSK, Ltd.	6,000	52,493
Pall Corp.	2,400	95,232
Pentair, Inc.	2,450	85,799
Pyeong San Co., Ltd.	1,200	56,785
SKF AB	4,000	62,765
Spirax-Sarco Engineering PLC	2,000	42,785

		607,786

Metals & Mining: 2.3%
Sims Group, Ltd.	2,500	99,915

Multi-Utilities: 4.2%
Hera SpA	21,300	87,025
Veolia Environnement	1,675	93,964

		180,989

Water Utilities: 7.5%
American Water Works Co., Inc. (a)	3,700	82,066
California Water Service Group	2,650	86,841
Manila Water Co., Inc.	142,300	57,846
Pennon Group PLC	7,700	97,853

		324,606

Total Common Stocks (Cost $4,067,585)		3,945,797

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

REPURCHASE AGREEMENT: 8.8%
State Street Repo, 0.450%, 07/01/08 (collateralized by Fannie Mae note, 5.057%, due 12/08/28, market value $394,369)		$382,000

Total Repurchase Agreement		382,000

(Cost $382,000)

TOTAL INVESTMENTS: 99.5% (Cost $4,449,585)		4,327,797

OTHER ASSETS AND LIABILITIES—(Net): 0.5%		22,462

NET ASSETS: 100.0%		$4,350,259

(a)	Non-income producing security.
Summary of Investments by Country

		Percent
Country	Value	of Net Assets

Australia	$99,915	2.3%
Austria	57,615	1.3%
Belgium	64,269	1.5%
Canada	148,516	3.4%
Denmark	164,506	3.8%
Finland	72,317	1.7%
France	166,619	3.8%
Germany	85,062	2.0%
Great Britain	331,367	7.6%
Ireland	81,078	1.9%
Italy	87,025	2.0%
Japan	483,952	11.1%
Netherlands	141,946	3.3%
Norway	71,672	1.6%
Philippines	57,846	1.3%
South Korea	56,785	1.3%
Spain	244,554	5.6%
Sweden	126,692	2.9%
Switzerland	44,198	1.0%
United States	1,359,863	31.3%
Cash & Cash Equivalents	382,000	8.8%
Other assets and liabilities—(Net)	22,462	0.5%

Total	$4,350,259	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund
Assets
Investments, at cost—note A	$2,221,730,253	$124,056,570

Investments in unaffiliated issuers, at value—Note A1	$2,522,886,725	$125,278,128
Investments in affiliated issuers, at value	101,435	3,219,362

Total Investments	2,522,988,160	128,497,490
Cash	2,136,857	250,001
Foreign currency at value (cost—$277,926; $20; $4,996; and $4,198, respectively)	—	278,671
Prepaid Expenses	117,015	3,822
Receivables:
Capital stock sold	1,854,271	1,274,446
Dividends and interest—Note B	8,940,310	96,112
Investment securities sold	3,237,058	—
Investment Adviser reimbursement	—	21,655

Total Assets	2,539,273,671	130,421,827

Liabilities
Collateral on securities loaned, at value	192,747,003	19,850,739
Payables:
Capital stock reacquired	3,461,319	202,846
Options written, at value (premium received $15,850)	—	10,500
Investment securities purchased	516,317	2,190,965
Dividend payable — Note A	2,608	221
Accrued expenses:
Investment advisory fees—Note B	996,037	76,979
Distribution expense	703,100	24,672
Director fees	37,857	5,383
Compliance expense	1,573	10,330
Transfer agent fees	569,555	74,958
Printing and other shareholder communication fees	81,690	9,118
Custodian fees	47,990	759
Legal and audit fees	100,430	32,880
Other accrued expenses	18,283	6,951

Total Liabilities	199,283,762	22,497,301

Net Assets	$2,339,989,909	$107,924,526

[1]	Investments in unaffiliated issuers at market value include securities loaned. At June 30, 2008, the Balanced Fund, Growth Fund, High Yield Bond Fund and Women’s Equity Fund had a total market value of securities on loan of $200,625,179; $22,896,171; $17,592,097 and $8,733,497; respectively.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008

Value Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$3,258,760	$1,401,898	$2,042,705	$128,885,367	$45,251,690	$4,449,585

$2,772,614	$1,217,851	$2,015,537	$122,574,568	$47,377,220	$4,327,797
48,960	106,733	156	2,955,514	408,526	—

2,821,574	1,324,584	2,015,693	125,530,082	47,785,746	4,327,797
10,424	5,001	4,043	100,001	50,001	2,499
20	—	4,999	—	—	4,197
7,334	74	107	5,859	17,174	3,736

17,409	—	360	307,967	142,098	111,411
4,613	1,253	7,138	2,134,193	65,977	1,819
48,867	10,264	2,982	16,762	146,154	—
3,485	3,428	30,333	—	3,355	3,916

2,913,726	1,344,604	2,065,655	128,094,864	48,210,505	4,455,375

—	—	—	18,002,133	7,679,144	—

30,480	—	—	668,741	45,576	3,905
—	—	—	—	—	—
39,051	24,997	6,727	100,000	365,782	65,956
—	—	—	82,776	—	—

1,676	804	1,399	49,825	25,267	2,929
463	269	413	30,814	13,921	818
5,834	3,899	3,899	5,383	5,834	3,899
10,717	3,266	3,267	10,423	10,598	3,267
2,341	2,367	2,381	39,763	22,993	—
—	291	255	6,114	—	173
769	4,241	7,975	—	3,784	8,422
19,705	9,954	11,836	35,682	22,873	12,513
15,953	3,604	3,524	6,409	12,183	3,234

126,989	53,692	41,676	19,038,063	8,207,955	105,116

$2,786,737	$1,290,912	$2,023,979	$109,056,801	$40,002,550	$4,350,259

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund
Net Assets Represented By
Paid in Capital	$2,046,859,888	$105,341,681
Undistributed (distributions in excess of) net investment income	1,124,553	(64,262)
Accumulated net realized gain (loss)	(9,260,442)	(1,798,237)
Net unrealized appreciation (depreciation) of:
Investments	301,257,907	4,446,269
Foreign currency translation	8,003	(925)

Net Assets	$2,339,989,909	$107,924,526

Individual Investor Class
Net assets	$2,262,239,690	$104,652,335
Capital Shares Outstanding	97,610,953	9,292,163

Net asset value per share	$23.18	$11.26

Institutional Class
Net assets	$77,745,336	$3,271,265
Capital Shares Outstanding	3,325,784	287,459

Net asset value per share	$23.38	$11.38

R Share Class
Net assets	$4,883	$926
Capital Shares Outstanding	209	82

Net asset value per share	$23.39	$11.33

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008

Value Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$3,232,812	$1,331,256	$2,040,141	$113,055,679	$36,356,418	$4,453,732
2,412	10	18,777	(4,434)	(11,951)	9,806
(11,286)	36,959	(8,060)	(648,491)	1,123,994	8,596

(437,185)	(77,313)	(27,012)	(3,355,285)	2,534,056	(121,787)
(16)	—	133	9,332	33	(88)

$2,786,737	$1,290,912	$2,023,979	$109,056,801	$40,002,550	$4,350,259

$2,152,545	$1,288,965	$2,021,973	$84,085,492	$35,958,609	$4,320,590
258,512	132,376	201,625	10,287,425	1,857,921	433,890

$8.33	$9.74	$10.03	$8.17	$19.35	$9.96

$633,352	$974	$1,003	$24,970,284	$4,043,941	$996
76,106	100	100	3,065,071	208,696	100

$8.32	$9.74	$10.03	$8.15	$19.38	$9.96

$840	$973	$1,002	$1,025		$28,673
101	100	100	126		2,882

$8.32	$9.73	$10.02	$8.15		$9.95

SEE NOTES TO FINANCIAL STATEMENTS

Six months ended June 30, 2008
Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $624,261; $17,995; $1,960; $7; $3,771; $0; $24,486; and $2,557; respectively)	$14,383,445	$555,431
Dividends from affiliate—Note C	427,849	10,800
Interest (net of foreign withholding tax of $4,234; $0; $0; $0; $0; $0; $0; and $0; respectively)	15,379,823	—
Income from securities lending—Note A	1,123,517	125,487
Other income	264	—

Total Income	31,314,898	691,718

Expenses
Investment advisory fees—Note B	5,956,976	412,688
Distribution expenses—Individual Investor (Note B)	2,898,837	124,002
Distribution expenses—R (Note B)	4	2
Transfer agent fees—Note A	1,352,162	138,420
Printing and other shareholder communication fees	199,224	25,154
Custodian fees	212,207	11,658
Legal fees and related expenses	112,701	13,688
Trustees’ fees and expenses—Note B	74,008	13,911
Compliance expense	13,054	10,814
Audit fees	36,471	23,121
Registration fees	60,772	35,713
Other expenses	120,367	5,862

Total Expenses	11,036,783	815,033

Less: Fees paid indirectly—Note E	(6,055)	(1,120)
Money market advisory fee waiver—Note B	(15,060)	(301)
Expenses assumed by Adviser—Note B	—	(67,319)

Net expenses	11,015,668	746,293

Net investment income (loss)	20,299,230	(54,575)

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(9,903,069)	(2,001,035)
Foreign currency transactions	35,713	(6,358)
Change in unrealized appreciation (depreciation) on:
Investments	(178,135,802)	(7,406,565)
Option contracts written	—	5,350
Foreign currency translation	4,762	(925)

Net realized and unrealized gain (loss) on investments and foreign currency	(187,998,396)	(9,409,533)

Net increase (decrease) in net assets resulting from operations	$(167,699,166)	$(9,464,108)

[1]	Information shown from commencement of Operations—March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Six months ended June 30, 2008

Value Fund	Small Cap Fund[1]	International Fund[1]	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund[1]

$34,676	$3,365	$25,625	$58,331	$385,351	$19,487
1,267	600	230	90,420	20,622	—
—	—	—	3,997,296	15,840	1,063
—	—	—	56,071	1,283	—
—	—	—	—	—	—

35,943	3,965	25,855	4,202,118	423,096	20,550

7,744	2,392	4,037	255,421	146,218	6,905
2,527	796	1,186	100,389	43,458	1,913
2	1	1	3	—	8
13,636	3,957	3,957	87,738	67,748	3,957
6,438	331	335	11,569	3,099	427
2,690	4,297	8,014	9,180	7,654	8,461
11,952	11,065	11,331	12,142	10,111	11,559
17,208	5,040	5,040	13,911	19,445	5,040
10,717	3,267	3,266	10,801	11,555	3,267
13,490	7,516	9,133	27,083	16,758	8,182
28,131	8,369	8,369	37,180	18,303	8,369
607	7	11	5,010	351	12

115,142	47,038	54,680	570,427	344,700	58,100

(127)	(40)	(17)	(867)	(571)	(13)
(45)	(21)	(8)	(3,067)	(648)	—
(100,368)	(43,022)	(48,007)	(87,450)	(106,901)	(47,343)

14,602	3,955	6,648	479,043	236,580	10,744

21,341	10	19,207	3,723,075	186,516	9,806

(8,023)	36,959	(7,865)	(675,670)	1,128,075	6,168
235	—	(625)	27,178	(12,083)	2,428

(427,944)	(77,313)	(27,012)	(1,473,604)	(4,851,455)	(121,787)
—	—	—	—	—	—
(23)	—	133	2,477	7,956	(88)

(435,755)	(40,354)	(35,369)	(2,119,619)	(3,727,507)	(113,279)

$(414,414)	$(40,344)	$(16,162)	$1,603,456	$(3,540,991)	$(103,473)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$20,299,230	$39,701,131
Net realized gain (loss) on investments and foreign currency transactions	(9,867,356)	120,079,564
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(178,131,040)	50,327,190

Net increase (decrease) in net assets resulting from operations	(167,699,166)	210,107,885
Distributions to shareholders from:
Net investment income
Individual Investor Class	(18,467,577)	(38,893,393)
Institutional Class	(707,058)	(183,002)
R Class	(42)	(8)
Realized gains
Individual Investor Class	(23,500,487)	(101,015,117)
Institutional Class	(784,012)	(719,030)
R Class	(50)	(40)

Total distributions to shareholders	(43,459,226)	(140,810,590)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	169,787,169	310,258,197
Proceeds from reinvestment of distributions	40,424,640	135,010,503
Cost of shares redeemed	(184,680,794)	(251,995,363)
Redemption fees	—	20

Net increase from Individual Investor Class transactions	25,531,015	193,273,357

Institutional Class
Proceeds from shares sold	63,328,848	19,645,386
Proceeds from reinvestment of distributions	1,422,466	869,061
Cost of shares redeemed	(3,437,659)	(13,377)
Redemption fees	—	—

Net increase from Institutional Class transactions	61,313,655	20,501,070

R Class
Proceeds from shares sold	4,121	1,025
Proceeds from reinvestment of distributions	92	48
Cost of shares redeemed	—	—

Net increase from R Class transactions	4,213	1,073

Net increase (decrease) from capital share transactions	86,848,883	213,775,500

Net increase in net assets	(124,309,509)	283,072,795

Net assets
Beginning of period	2,464,299,418	2,181,226,623

End of year (1)	$2,339,989,909	$2,464,299,418

(1) Includes undistributed net investment income (loss)	$1,124,553	$—

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Value Fund		Small Cap Fund	International Fund
(Unaudited)		(Unaudited)	Period from	(Unaudited) Period	(Unaudited) Period
Six Months Ended	Year Ended	Six Months Ended	September 17 though	from March 27	from March 27
June 30, 2008	December 31, 2007	June 30, 2008	December 31, 2007	through June 30, 2008	through June 30, 2008

$(54,575)	$(210,531)	$21,341	$7,048	$10	$19,207
(2,007,393)	14,513,794	(7,788)	(836)	36,959	(8,490)
(7,402,140)	(526,392)	(427,967)	(9,234)	(77,313)	(26,879)

(9,464,108)	13,776,871	(414,414)	(3,022)	(40,344)	(16,162)

—	—	(14,753)	(6,530)	—	—
—	—	(5,172)	(4)	—	—
—	—	(5)	(3)	—	—

(2,204,843)	(12,641,422)	—	(3,303)	—	—
(52,737)	(100,665)	—	(2)	—	—
(20)	(109)	—	(2)	—	—

(2,257,600)	(12,742,196)	(19,930)	(9,844)	—	—

17,863,776	20,839,050	669,474	1,929,454	1,331,457	2,064,855
2,149,259	12,255,920	14,434	9,821	—	—
(9,148,951)	(34,670,648)	(86,904)	(4,354)	(2,201)	(26,709)
—	—	—	—	—	—

10,864,084	(1,575,678)	597,004	1,934,921	1,329,256	2,038,146

1,478,919	2,634,327	700,000	1,000	1,000	1,000
52,737	100,664	7	6	—	—
(534,798)	(23,841)	—	—	—	(5)
—	—	—	—	—	—

996,858	2,711,150	700,007	1,006	1,000	995

—	1,013	—	1,000	1,000	1,000
20	109	5	4	—	—
—	—	—	—	—	—

20	1,122	5	1,004	1,000	1,000

11,860,962	1,136,594	1,297,016	1,936,931	1,331,256	2,040,141

139,254	2,171,269	862,672	1,924,065	1,290,912	2,023,979

107,785,272	105,614,003	1,924,065	—	—	—

$107,924,526	$107,785,272	$2,786,737	$1,924,065	$1,290,912	$2,023,979

$(64,262)	$—	$2,412	$1,000	$10	$18,777

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$3,723,075	$6,694,923
Net realized gain (loss) on investments and foreign currency transactions	(648,492)	270,049
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,471,127)	(2,532,507)

Net increase (decrease) in net assets resulting from operations	1,603,456	4,432,465

Distributions to shareholders from:
Net investment income
Individual Investor Class	(3,338,588)	(5,828,972)
Institutional Class	(388,903)	(869,774)
R Class	(18)	(20)
Realized gains
Individual Investor Class	(137,412)	(264,832)
Institutional Class	(39,349)	(66,054)
R Class	(2)	(4)

Total distributions to shareholders	(3,904,272)	(7,029,656)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	20,328,569	31,243,808
Proceeds from reinvestment of distributions	2,683,595	5,426,688
Cost of shares redeemed	(15,090,090)	(27,812,472)
Redemption fees	2,339	14,742

Net increase from Individual Investor Class transactions	7,924,413	8,872,766

Institutional Class
Proceeds from shares sold	6,520,632	11,461,861
Proceeds from reinvestment of distributions	717,635	582,515
Cost of shares redeemed	(1,107,404)	(2,769,810)
Redemption fees	641	2,014

Net increase from Institutional Class transactions	6,131,504	9,276,580

R Class
Proceeds from shares sold	—	1,009
Proceeds from reinvestment of distributions	37	23
Cost of shares redeemed	—	—

Net increase from R Class transactions	37	1,032

Non-shareholder capital contribution (Note F)	—	294,000

Net increase (decrease) from capital share transactions	14,055,954	18,444,378

Net increase in net assets	11,755,138	15,847,187

Net assets
Beginning of period	97,301,663	81,454,476

End of year [1]	$109,056,801	$97,301,663

[1]Includes undistributed net investment income (loss)	$(4,434)	$—

SEE NOTES TO FINANCIAL STATEMENTS

Women’s Equity Fund		Global Green Fund
(Unaudited)	Period from	(Unaudited) Period
Six Months Ended	April 1 through	from March 27
June 30, 2008	December 31, 2007	through June 30, 2008

$186,516	$111,820	$9,806
1,115,992	2,943,762	8,596
(4,843,499)	677,587	(121,875)

(3,540,991)	3,733,169	(103,473)

(185,557)	(138,839)	—
(25,938)	(25,033)	—
		—

(1,067,112)	(2,731,570)	—
(122,317)	(371,912)	—
		—

(1,400,924)	(3,267,354)	—

8,179,683	2,792,114	4,455,532
1,225,582	2,789,962	—
(2,284,682)	(5,990,276)	(32,772)
	700

7,120,583	(407,500)	4,442,760

61,786	129,975	902
148,255	396,945	—
(147,448)	(1,409,209)	—
—	—	—

62,593	(882,289)	902

		30,070
		—
		—

		30,070

—	—	—

7,183,176	(1,289,789)	4,453,732

2,241,261	(823,974)	4,350,259

37,761,289	38,585,263	—

$40,002,550	$37,761,289	$4,350,259

$(11,951)	$13,028	$9,806

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Individual Investor Class
Shares sold	7,035,709	12,109,036
Shares issued in reinvestment of distributions	1,714,386	5,337,375
Shares redeemed	(7,686,680)	(9,833,270)

Net increase (decrease) in shares outstanding	1,063,415	7,613,141

Institutional Class[1]
Shares sold	2,613,919	758,403
Shares issued in reinvestment of distributions	59,818	34,315
Shares redeemed	(140,152)	(519)

Net increase (decrease) in shares outstanding	2,533,585	792,199

R Class[1]
Shares sold	164	39
Shares issued in reinvestment of distributions	4	2
Shares redeemed	—	—

Net increase in shares outstanding	168	41

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Individual Investor Class
Shares sold	2,476,302	3,632,702
Shares issued in reinvestment of distributions	328,060	635,104
Shares redeemed	(1,837,734)	(3,274,578)

Net increase (decrease) in shares outstanding	966,628	993,228

Institutional Class[1]
Shares sold	796,639	1,360,020
Shares issued in reinvestment of distributions	87,998	68,424
Shares redeemed	(135,209)	(326,425)

Net increase (decrease) in shares outstanding	749,428	1,102,019

R Class[1]
Shares sold	—	118
Shares issued in reinvestment of distributions	4	3
Shares redeemed	—	—

Net increase in shares outstanding	4	121

[1]	Institutional and R Class Shares for the Balanced and Growth Funds and R Class shares for the High Yield Bond Fund were first made available for sale on April 2, 2007.

[2]	Information shown from commencement of Operations—March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Value Fund		Small Cap Fund[2]	International Fund[2]
(Unaudited)		(Unaudited)	Period from	(Unaudited) Period	(Unaudited) Period
Six Months Ended	Year Ended	Six Months Ended	September 17 though	from March 27	from March 27
June 30, 2008	December 31, 2007	June 30, 2008	December 31, 2007	through June 30, 2008	through June 30, 2008

1,519,942	1,543,838	73,659	192,586	132,592	204,279
183,540	972,471	1,659	991	—	—
(785,690)	(2,567,485)	(9,947)	(436)	(216)	(2,654)

917,792	(51,176)	65,371	193,141	132,376	201,625

124,550	196,681	76,005	100	100	100
4,458	7,983	1	1	—	—
(44,356)	(1,856)	—	—	—	—

84,652	202,808	76,006	101	100	100

—	71	—	100	100	100
2	9	1	—	—	—
—	—	—	—	—	—

2	80	1	100	100	100

Women’s Equity Fund		Global Green Fund[2]
(Unaudited)	Period from	(Unaudited) Period
Six Months Ended	April 1 through	from March 27
June 30, 2008	December 31, 2007	through June 30, 2008

397,982	120,435	437,146
61,770	127,804	—
(111,672)	(260,690)	(3,256)

348,080	(12,451)	433,890

3,014	5,646	100
7,465	18,167	—
(7,304)	(60,976)	—

3,175	(37,163)	100

		2,882
		—
		—

		2,882

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)[1]	operations	income	gains	capital

Balanced Fund
Individual Investor Class

For the period ended June 30, 2008[5]	$25.31	$0.21	$(1.91)	$(1.70)	$0.19	$0.24	$—
For the Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—	—
For the Year Ended December 31, 2003	17.82	0.20	2.87	3.07	0.20	—	0.01
Institutional Class

For the period ended June 30, 2008[5]	$25.53	$0.24	$(1.93)	$(1.69)	$0.22	$0.24	$—
For the Period Ended December 31, 2007[7]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class

For the period ended June 30, 2008[5]	$25.59	$0.17	$(1.93)	$(1.76)	$0.20	$0.24	$—
For the Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class

For the period ended June 30, 2008[5]	$12.56	$(0.01)	$(1.04)	$(1.05)	$—	$0.25	$—
For the Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16	—	—	—
For the Year Ended December 31, 2003	7.26	(0.09)	2.63	2.54	—	—	—
Institutional Class

For the period ended June 30, 2008[5]	$12.68	$0.01	$(1.06)	$(1.05)	$—	$0.25	$—
For the Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class

For the period ended June 30, 2008[5]	$12.66	$(0.02)	$(1.06)	$(1.08)	$—	$0.25	$—
For the Period Ended December 31, 2007[7]	13.10	0.04	1.05	1.09		1.53	—

Value Fund
Individual Investor Class

For the period ended June 30, 2008[5]	$9.95	$0.09	$(1.65)	$(1.56)	$0.06	$—	$—
For the Period Ended December 31, 2007[8]	10.00	0.04	(0.04)	—	0.03	0.02	—
Institutional Class

For the period ended June 30, 2008[5]	$9.95	$0.09	$(1.65)	$(1.56)	$0.07	$—	$—
For the Period Ended December 31, 2007[8]	10.00	0.05	(0.04)	0.01	0.04	0.02	—
R Class

For the period ended June 30, 2008[5]	$9.95	$0.08	$(1.66)	$(1.58)	$0.05	$—	$—
For the Period Ended December 31, 2007[8]	10.00	0.04	(0.04)	—	0.03	0.02	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Unaudited
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008

					Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses	Net	including	excluding
		value,		end of	excluding	investment	custody	custody
Total	Redemption	end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $MM’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$0.43	$—	$23.18	(6.76%)	$2,262	0.93%	0.85%	0.93%	0.93%	26%
1.53	—	25.31	9.44%	2,444	0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181	0.94%	1.54%[6]	0.94%	0.94%	29%
0.82	—	23.65	5.39%	1,929	0.96%	1.32%	0.96%	0.96%	22%
0.22	—	23.22	13.39%	1,462	0.95%	1.07%	0.95%	0.95%	33%
0.21	—	20.68	17.27%	1,224	0.99%	1.09%	0.99%	0.99%	19%

$0.46	$—	$23.38	(6.67%)	$78	0.68%	0.97%	0.68%	0.68%	26%
1.36	—	25.53	7.84%	20	0.71%	1.95%	0.71%	0.71%	38%

$0.44	$—	$23.39	(6.88%)	$—	1.18%	0.72%	1.18%	1.18%	26%
1.25	—	25.59	7.61%	—	1.21%	1.43%	1.21%	1.21%	38%

$0.25	$—	$11.26	(8.41%)	$105	1.47%	(0.06%)	1.47%	1.60%	29%
1.64	—	12.56	13.39%	105	1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	106	1.50%	(0.56%)	1.50%	1.77%	117%
—	—	12.82	7.19%	98	1.51%	(0.56%)	1.50%	2.06%	105%
—	—	11.96	22.04%	65	1.51%	(1.09%)	1.50%	2.01%	93%
—	—	9.80	34.99%	41	1.50%	(1.10%)	1.50%	2.56%	117%

$0.25	$—	$11.38	(8.33%)	$3	1.22%	0.07%	1.22%	1.35%	29%
1.53	—	12.68	8.53%	3	1.26%	1.27%	1.25%	1.51%	66%

$0.25	$—	$11.33	(8.58%)	$0	1.72%	(0.18%)	1.72%	1.85%	29%
1.53	—	12.66	8.37%	—	1.76%	0.45%	1.75%	2.01%	66%

$0.06	$—	$8.33	(15.72%)	$2	1.35%	0.95%	1.34%	10.50%	55%
0.05	—	9.95	0.03%	2	1.66%	1.33%	1.49%	15.27%	8%

$0.07	$—	$8.32	(15.73%)	$1	1.10%	1.07%	1.09%	10.25%	55%
0.06	—	9.95	0.10%	—	1.41%	1.58%	1.24%	15.02%	8%

$0.05	$—	$8.32	(15.93%)	$0	1.60%	0.83%	1.59%	10.75%	55%
0.05	—	9.95	(0.05%)	—	1.91%	1.08%	1.74%	15.52%	8%

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data for is reflected from class inception date of April 2, 2007.

[8]	Per share data for all classes of the Value Fund is reflected from the Fund inception date of September 17, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net		Tax
	beginning	investment	unrealized	investment	investment	realized		return of
	of period	income[1]	gain (loss)[1]	operations	income	gains		capital

Small Cap Fund
Individual Investor Class

For the period ended June 30, 2008[5,6]	$10.00	$—	$(0.26)	$(0.26)	$—	$—		$—
Institutional Class

For the period ended June 30, 2008[5,6]	$10.00	$0.01	$(0.27)	$(0.26)	$—	$—		$—
R Class

For the period ended June 30, 2008[5,6]	$10.00	$(0.01)	$(0.26)	$(0.27)	$—	$—		$—

International Fund
Individual Investor Class

For the period ended June 30, 2008[5,6]	$10.00	$0.11	$(0.08)	$0.03	$—	$—		$—
Institutional Class

For the period ended June 30, 2008[5,6]	$10.00	$0.12	$(0.09)	$0.03	$—	$—		$—
R Class

For the period ended June 30, 2008[5,6]	$10.00	$0.10	$(0.08)	$0.02	$—	$—		$—

High Yield Bond Fund
Individual Investor Class

For the period ended June 30, 2008[5]	$8.37	$0.28	$(0.18)	$0.10	$0.29	$0.01		$—
For the Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03		—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	[8]	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06		0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02		—
For the Year Ended December 31, 2003	7.89	0.54	0.75	1.29	0.54	—		—
Institutional Class

For the period ended June 30, 2008[5]	$8.34	$0.29	$(0.17)	$0.12	$0.30	$0.01		$—
For the Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03		—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	[8]	—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06		0.05
For the Period Ended December 31, 2004[10]	8.44	0.34	0.46	0.80	0.37	0.02		—
R Class

For the period ended June 30, 2008[5]	$8.34	$0.27	$(0.17)	$0.10	$0.28	$0.01		$—
For the Period Ended December 31, 2007[8]	8.68	0.45	(0.29)	0.16	0.47	0.03		—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Unaudited

[6]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$—	$—		$9.74	(2.60%)	$1	1.26%	0.00%	1.24%	14.75%	34%

$—	$—		$9.74	(2.60%)	$—	1.01%	0.07%	0.99%	14.50%	34%

$—	$—		$9.73	(2.70%)	$—	1.51%	(0.06%)	1.49%	15.00%	34%

$—	$—		$10.03	0.30%	$2	1.40%	1.05%	1.40%	11.51%	9%

$—	$—		$10.03	0.30%	$—	1.15%	1.11%	1.15%	11.26%	9%

$—	$—		$10.02	0.20%	$—	1.65%	0.99%	1.65%	11.76%	9%

$0.30	$—	[11]	$8.17	1.35%	$84	1.00%	3.39%	0.99%	1.17%	14%
0.66	—	[11]	8.37	5.80%[7]	78	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[11]	8.54	10.11%	71	1.15%	7.35%	1.15%	1.70%	46%
0.70	—	[11]	8.35	2.32%	57	1.51%	6.57%	1.50%	2.26%	65%
0.62	—	[11]	8.85	10.00%	46	1.50%	6.46%	1.50%	2.13%	95%
0.54	—		8.64	16.90%	48	1.50%	6.56%	1.50%	2.07%[9]	131%

$0.31	$—	[11]	$8.15	1.59%	$25	0.75%	3.51%	0.74%	0.92%	14%
0.68	—	[11]	8.34	5.68%	19	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[11]	8.54	10.41%	10	0.88%	7.63%	0.88%	1.42%	46%
0.73	—	[11]	8.35	2.68%	10	1.16%	6.94%	1.15%	1.91%	65%
0.39	—		8.85	9.65%	6	1.15%	6.85%	1.15%	1.93%	95%

$0.29	$—		$8.15	1.22%	$—	1.25%	3.26%	1.24%	1.42%	14%
0.50	—		8.34	1.94%	—	1.25%	7.29%	1.24%	1.69%	26%

[7]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[8]	Per share data for is reflected from class inception date of April 2, 2007.

[9]	Includes additional expense reimbursement.

[10]	Per share data and total return for High Yield Bond Fund Institutional Class reflected from class inception date of June 1, 2004.

[11]	Rounds to less than $0.01.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Women’s Equity Fund[6]
Individual Investor Class

For the period ended June 30, 2008[5]	$22.01	$0.10	$(2.06)	$(1.96)	$0.10	$0.60	$—
For the Period Ended December 31, 2007	21.86	0.07	2.13	2.20	0.10	1.95	—
For the Year Ended March 31, 2007[7]	21.24	0.11	1.10	1.21	0.11	0.48	—
For the Year Ended March 31, 2006[7]	20.48	0.08	1.18	1.26	0.08	0.42	—
For the Year Ended March 31, 2005[7]	19.40	0.05	1.05	1.10	0.02	—	—
For the Year Ended March 31, 2004[7]	14.67	(0.01)	4.74	4.73	—	—	—
For the Year Ended March 31, 2003[7]	18.50	0.01	(3.84)	(3.83)	—	—	—
Institutional Class

For the period ended June 30, 2008[5]	$22.03	$0.12	$(2.04)	$(1.92)	$0.13	$0.60	$—
For the Period Ended December 31, 2007	21.86	0.13	2.12	2.25	0.13	1.95	—
For the Period Ended March 31, 2007[7,8]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Green Fund
Individual Investor Class

For the period ended June 30, 2008[5,9]	$10.00	$0.04	$(0.08)	$(0.04)	$—	$—	$—
Institutional Class

For the period ended June 30, 2008[5,9]	$10.00	$0.04	$(0.08)	$(0.04)	$—	$—	$—
R Class

For the period ended June 30, 2008[5,9]	$10.00	$0.03	$(0.08)	$(0.05)	$—	$—	$—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Unaudited

[6]	Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the five years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflects that of the original Women’s Equity Fund.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$0.70	$—		$19.35	(8.97%)	$36	1.24%	0.46%	1.24%	1.80%	31%
2.05	—	[10]	22.01	10.13%	33	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[10]	21.86	5.67%	33	1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[10]	21.24	6.20%	35	1.48%	0.38%	1.48%	1.96%	22%
0.02	—		20.48	5.66%	33	1.50%	0.30%	1.50%	1.98%	8%
—	—		19.40	32.24%	22	1.50%	(0.03%)	1.50%	2.14%	16%
—	—		14.67	(20.75%)	13	1.50%	(0.03%)	1.50%	2.48%	16%

$0.73	$—		$19.38	(8.86%)	$4	0.99%	0.59%	0.99%	1.55%	31%
2.08	—	[10]	22.03	10.37%	5	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[10]	21.86	4.57%	5	0.99%	0.91%	0.99%	1.50%	25%

$—	$—		$9.96	(0.40%)	$4	1.40%	0.34%	1.40%	7.57%	7%

$—	$—		$9.96	(0.40%)	$—	1.15%	0.41%	1.15%	7.32%	7%

$—	$—		$9.95	(0.50%)	$—	1.65%	0.28%	1.65%	7.82%	7%

[7]	Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[8]	Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.

[9]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[10]	Rounds to less than $0.01.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2008
Notes to Financial Statements (Unaudited)
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (“Growth Fund”), Pax World Value Fund (“Value Fund”), Pax World Small Cap Fund (“Small Cap Fund”), Pax World International Fund (“International Fund”), Pax World High Yield Bond Fund (“High Yield Bond Fund”), Pax World Women’s Equity Fund (“Women’s Equity Fund”), and Pax World Global Green Fund (“Green Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities). On April 2, 2007, the Balanced Fund added Institutional and R Classes of shares.
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects. On April 2, 2007, the Growth Fund added Institutional and R Classes of shares.

June 30, 2008
The Value Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, depositary receipts, rights and warrants, preferred stocks and securities convertible into common or preferred stocks) of companies that the Adviser believes are undervalued relative to their future growth prospects in relation to the market and their respective industry groups. All classes of the Value Fund were added on September 17, 2007 and operations for the Individual Investor class commenced on that date.
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. All classes of the Small Cap Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers. All classes of the International Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Bond Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. On April 2, 2007, the High Yield Bond Fund added the R Class Shares. Operations of the Institutional Class of shares commenced on June 1, 2004.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
On October 29, 2007, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year end of March 31; the current Women’s Equity Fund has a fiscal year end of December 31. Information shown herein for the five years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.
The Women’s Equity Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the Adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same.
The Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world. All classes of the Green Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

June 30, 2008
Valuation of Investments Investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates market value.
The net asset value per share (“NAV”) of each class of a Fund’s shares ordinarily is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading. The Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined. At June 30, 2008, the High Yield Bond Fund held one security fair valued at $0 and the Women’s Equity Fund held one security fair valued at $515,000, representing 1.29% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

June 30, 2008
The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2008:

	Level One	Level Two	Level Three	Totals

Investments in Securities
Balanced	$1,883,587,889	$639,400,271	$—	$2,522,988,160
Growth	128,497,490	—	—	128,497,490
Value	2,821,574	—	—	2,821,574
Small Cap	1,324,584	—	—	1,324,584
International	2,015,693	—	—	2,015,693
High Yield Bond	28,309,616	97,220,466	—	125,530,082
Women’s Equity	46,770,746	500,000	515,000	47,785,746
Green	3,945,797	382,000	—	4,327,797
Other Financial Instruments[1]				—
Growth	(10,500)			(10,500)

[1]	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Women’s Equity

Investments in Securities
Balance as of December 31, 2007	$515,000
Realized Gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level Three	—

Balance as of June 30, 2008	$515,000

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of

June 30, 2008
discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
In 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Value Fund, Small Cap Fund, International Fund, Women’s Equity Fund and Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as distribution fees, are charged to that class. Each Fund has adopted a distribution plan, applicable to certain classes of each of the Funds.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities,

June 30, 2008
Notes to Financial Statements (Unaudited), continued
dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The Funds do not currently charge a redemption fee. However, prior to March 27, 2008, the High Yield Bond Fund charged a 2.00% redemption fee on shares held for less than 45 days. The Board of Trustees terminated the redemption fee effective March 27, 2008. Also, prior to its acquisition in October 2007, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fees charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2(a)-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds

June 30, 2008
and the agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
As of June 30, 2008, the value of securities loaned and the payable on collateral due to the broker were as follows:

		Payable on
	Market Value of	Collateral Due
Fund	Securities Loaned	to Broker

Balanced	$200,625,179	$192,747,003
Growth	22,896,171	19,850,739
High Yield Bond	17,592,097	18,002,133
Women’s Equity	8,733,497	7,679,144
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

June 30, 2008
Notes to Financial Statements (Unaudited), continued

		Average Net Asset Value of Fund
Fund	Minimum Fee	Up to $25M	Over $25M

Balanced	None	0.75%	0.50%
Growth	$25,000	1.00%	0.75%
Value	None	0.70%	0.70%
Small Cap	None	0.75%	0.75%
International	None	0.85%	0.85%
High Yield Bond[1]	$25,000	0.50%[1]	0.50%[1]
Women’s Equity	None	0.75%	0.75%
Global Green	None	0.90%	0.90%

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.
For the period ended June 30, 2008, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid

Balanced	$5,956,976
Growth	412,688
Value	7,744
Small Cap	2,392
International	4,037
High Yield Bond	255,421
Women’s Equity	146,218
Global Green	6,905
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following

June 30, 2008
percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Balanced	1.50%	1.25%	1.75%
Growth[1,4]	1.45%	1.20%	1.70%
Value[2,4]	1.24%	0.99%	1.49%
Small Cap[4]	1.24%	0.99%	1.49%
International	1.40%	1.15%	1.65%
High Yield Bond[4]	0.99%	0.74%	1.24%
Women’s Equity[3]	1.24%	0.99%
Global Green[4]	1.40%	1.15%	1.65%

[1]	Prior to March 27, 2008, the Growth Fund’s Individual Investor, Institutional and R Class expenses were capped at 1.50%, 1.25% and 1.75%, respectively.

[2]	Prior to March 27, 2008, the Value Fund’s Individual Investor, Institutional and R Class expenses were capped at 1.49%, 1.24% and 1.74%, respectively.

[3]	Prior to the acquisition of the Women’s Equity Fund on October 29, 2007, the Original Women’s Equity Fund’s expenses were limited to 1.34% and 0.99%, respectively. The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2010.

[4]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2011.
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser has agreed to reimburse the High Yield Bond Fund for the amounts disclosed above until at least December 31, 2008. Prior to May 1, 2006, the High Yield Bond Fund Individual Investor Class and Institutional Class expenses were capped at 1.50% and 1.15%, respectively.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
For the period ended June 30, 2008, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Growth	$65,602	$1,716	$1
Value	92,369	7,957	42
Small Cap	42,950	36	36
International	47,951	29	27
High Yield Bond	68,738	18,711	1
Women’s Equity	95,307	11,594
Global Green	47,234	17	92
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Each Fund is permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee

June 30, 2008
payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the Funds have invested in the Pax World Money Market Fund, Inc. For the period ended June 30, 2008, the advisory fee was waived as follows:

Fund	Amount

Balanced	$15,060
Growth	301
Value	45
Small Cap	21
International	8
High Yield Bond	3,067
Women’s Equity	648
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2008 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds

Balanced	$456,151,693	$232,688,699	$364,072,170	$235,371,134
Growth	36,751,135	—	29,553,409	—
Value	2,531,806	—	1,201,296	—
Small Cap	1,619,690	—	374,341	—
International	2,207,966	—	159,305	—
High Yield Bond	33,788,938	—	12,947,061	—
Women’s Equity	19,312,697	—	11,894,244	—
Global Green	4,201,571	—	174,140	—

[1]	Excluding short-term investments and U.S. Government bonds.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. At June 30, 2008, the Funds held the following investment in Pax World Money Market Fund, Inc., an affiliated company:

Fund	Value at 12/31/07	Purchased Cost	Sold Cost	Value at 6/30/08	Dividend Income

Balanced	$16,462,127	$897,551,913	$913,912,605	$101,435	$427,849
Growth	1,363,049	19,480,362	17,624,049	3,219,362	10,800
Value	13,139	1,499,920	1,464,099	48,960	1,267
Small Cap	—	2,036,184	1,929,451	106,733	600
International	—	675,124	674,968	156	230
High Yield Bond	9,422,776	26,977,736	33,444,998	2,955,514	90,420
Women’s Equity	1,756,610	8,209,728	9,557,812	408,526	20,622
A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2008, none of the Funds held 25% or more of the Pax World Money Market Fund, Inc.
For federal income tax purposes, the identified cost of investments owned at June 30, 2008 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2008 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$2,221,730,253	$384,219,980	$82,962,072	$301,257,907
Growth	124,056,570	12,892,051	8,445,782	4,446,269
Value	3,258,760	114,015	551,200	(437,185)
Small Cap	1,401,898	42,954	120,267	(77,313)
International	2,042,705	90,143	117,155	(27,012)
High Yield Bond	128,885,367	1,344,133	4,699,417	(3,355,285)
Women’s Equity	45,251,690	5,293,818	2,759,762	2,534,056
Global Green	4,449,585	102,170	223,958	(121,787)
At June 30, 2008, the Balanced Fund, International Fund, High Yield Bond Fund, and Women’s Equity Fund had unrealized foreign currency gains of $8,003; $133; $9,332; and $33; respectively. The Growth Fund, Value Fund and Global Green Fund had unrealized foreign currency losses of $925; $16;

June 30, 2008
and $88; respectively.
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
Written option activity for the six-month period ended June 30, 2008 is as follows:

	Growth Fund		Value Fund		Women’s Equity Fund
	Number of	Premiums	Number of	Premiums	Number of	Premiums
Call Options	Contracts	Received	Contracts	Received	Contracts	Received

Options outstanding at December 31, 2007	—	$—	—	$—	—	$—
Options written	150	42,800	1	132	53	14,666
Options closed	—	—	—	—	—	—
Options expired	(50)	(12,850)	(1)	(132)	(53)	(14,666)
Options exercised	(50)	(14,100)	—	—	—	—

Options outstanding at June 30, 2008	50	$15,850	—	$—	—	$—

Growth Fund
	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at December 31, 2007	—	$—
Options written	50	14,850
Options closed	—	—
Options expired	(50)	(14,850)
Options exercised	—	—

Options outstanding at June 30, 2008	—	$—

Repurchase Agreements The Fund may enter into repurchase agreements with institutions that the Adviser has determined are credit-worthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

June 30, 2008
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2008, the High Yield Bond Fund held $21,387,301 or 19.61% of net assets in securities exempt from registration under Rule 144A of the Act.
At June 30, 2008, the High Yield Bond Fund held $3,655,562 of illiquid securities, representing 3.35% of net assets. Each Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary

June 30, 2008
Notes to Financial Statements (Unaudited), continued
income.
The tax character of distributions paid during 2007 and 2006 was as follows:

	Distributions pain in 2007[1]		Distributions paid in 2006[1]
	Ordinary	Long-term	Ordinary	Long-term
Fund	income	capital gains	income	capital gains

Balanced	$39,076,403	$101,734,188	$32,594,411	$106,759,384
Growth	1,383,259	11,358,937	—	—
Value	9,844	—	—	—
High Yield Bond	7,029,656	—	5,424,955	35,729
Women’s Equity[1]	233,598	3,033,756	195,412	812,414

[1]	For Women’s Equity Fund, distributions paid in 2006 represent those paid during fiscal year ending March 31, 2007, and distributions paid in 2007, represent those paid during the nine months ended December 31, 2007.
Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. During the period from November 1, 2007 through December 31, 2007, the Value Fund incurred a capital loss of $3,498 and a foreign currency loss of $21; and the Women’s Equity Fund incurred a foreign currency loss of $1,961. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2008. Accordingly, during 2007 the Funds may have made distributions, as required by the Internal Revenue Code and the related regulations, in excess of amounts recognized for financial reporting purposes.
At December 31, 2007, the Funds had no capital loss carryforwards to be used to offset future net realized capital gains for federal income tax purposes.
The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”), effective for the current fiscal year. As of December 31, 2007, Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2004 through 2007). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2007, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

June 30, 2008
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended June 30, 2008, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	$6,055
Growth	1,120
Value	127
Small Cap	40
International	17
High Yield Bond	867
Women’s Equity	571
Global Green	13
NOTE F—Other
On July 30, 2008, the Adviser settled with the U.S. Securities and Exchange Commission claims alleging violations of Section 206(2) of the Investment Advisers Act of 1940, and Sections 13(a)(3) and 34(b) of the Investment Company Act of 1940, and agreed to a cease and desist order and a civil penalty of $500,000. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the Funds or the Adviser’s ability to manage the Funds.
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from the Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.

June 30, 2008
Notes to Financial Statements (Unaudited), continued
Note G—Proxy Voting
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Note H—Quarterly Portfolio Holdings Disclosure
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
Note I—Board Approval of Advisory Agreements
Review Process The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees request and evaluate, and that Pax World Management Corp. (the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust’s investment advisory contract (the “Management Contract”). Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax Group Plc (“Impax”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the investment subadvisory contract (the “Subadvisory Contract”) among the Trust, the Adviser and Impax. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the

June 30, 2008
1940 Act) of the Trust (the “Independent Trustees”) met in person and telephonically in May and June of 2008 for the specific purpose of considering the Management Contract, and met in person in March of 2008 for the specific purpose of considering the Management Contract and the Subadvisory Contract (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.
During the course of the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser and Impax. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and, in the case of the Management Contract, in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.
Nature, Extent and Quality of Services In considering the Management Contract and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser, and to be provided to the Trust

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Notes to Financial Statements (Unaudited), continued
by Impax. They considered the terms of the Management Contract and the Subadvisory Contract and received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment program used by the Adviser to manage the Funds, and to be used by Impax to subadvise the Global Green Fund; (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions of the Adviser and Impax, (f) financial results, assets under management and other information relating to the financial resources of the Adviser and Impax, and (g) information relating to portfolio manager compensation.
In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Trust. They also took into account information concerning the investment philosophy and investment process used by the Adviser, and to be used by Impax, in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and Impax, including research services acquired with “soft dollars” available to the Adviser and Impax as a result of securities transactions effected for the Funds.
The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.
The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to be provided to the Global Green Fund by Impax, was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature,

June 30, 2008
extent and quality of the services provided by the Adviser to the Trust, and to be provided by Impax to the Global Green Fund, were sufficient to warrant approval of the Management Contract.
Fund Performance In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of each Fund that had commenced investment operations by December 31, 2007 (an “Existing Fund”), comparing each such Fund’s investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2008. The Trustees received information from the Adviser and Impax regarding the investment performance of the portfolio managers proposed for the Funds commencing investment operations in 2008 (each a “New Fund”). The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, which includes performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Existing Fund and of other accounts managed by the relevant portfolio manager(s) in the same style as each New Fund.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and the Subadvisory Contract.
Fees and Other Expenses The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees to be paid to Impax by the Adviser, as well as each Fund’s actual or expected distribution and service (Rule 12b-1) fees, “other expenses” and total expense ratios. In doing so, the Trustees reviewed both information

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Notes to Financial Statements (Unaudited), continued
provided by management and information prepared by Lipper regarding the expenses of each Existing Fund relative to those of other mutual funds identified by Lipper. In connection with their review, the Trustees considered the Adviser’s agreement to (i) reimburse the Balanced Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.50% for Individual Investor Class shares, 1.25% for Institutional Class shares and 1.75% for R Class shares, (ii) reduce the High Yield Bond Fund’s advisory fee to 0.50% of average daily net assets until at least December 31, 2011, (iii) reimburse the High Yield Bond Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Individual Investor Class shares, 0.74% for Institutional Class shares and 1.24% for R Class shares, until at least December 31, 2011, (iv) reimburse the Growth Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.45% for Individual Investor Class shares, 1.20% for Institutional Class shares and 1.70% for R Class shares, until at least December 31, 2011, (v) reimburse the Value Fund, Women’s Equity Fund and Small Cap Fund to the extent any such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for R Class shares (R Class shares are not offered for Women’s Equity Fund), and (vi) reimburse the International Fund and Global Green Fund to the extent any such Fund’s total expenses exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for R Class shares. The Trustees considered information provided by the Adviser regarding the expenses of each New Fund relative to those of other mutual funds identified as competitors by the Adviser. The Trustees noted that the Adviser, at the time of the contract review meetings, had no significant clients other than the Funds. The Trustees observed that the Existing Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser, Impax and the Trust’s service

June 30, 2008
providers in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.
Costs of Services Provided and Profitability The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser’s relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to the Trust by the Adviser, and the profitability to the Adviser of its advisory relationship with the Funds, each for the years ended December 31, 2005, 2006, and 2007, as well as a projection for the year ending December 31, 2008. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of the Adviser, and the Subadvisory Contract is therefore the product of arm’s-length bargaining between Impax and the Adviser.
Possible Fall-Out Benefits The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and Impax from their relationships with the Trust, including reputational and other “fall out” benefits. During the course of the year, the Board of Trustees received presentations from the Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Adviser in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded

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Notes to Financial Statements (Unaudited), continued
that such benefits were not excessive.
Possible Economies of Scale The Trustees, including the Independent Trustees, considered the extent to which the Adviser and Impax may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.
The Trustees noted that the advisory fee schedules for the Balanced Fund, Growth Fund and High Yield Bond Fund contain breakpoints that reduce the fee rate on assets above specified levels and that the Funds were currently benefiting from the attainment of such breakpoints. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements would represent an appropriate sharing at the present time between Fund shareholders and the Adviser (and, for the Global Green Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.
Conclusions Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Existing Fund, the approval of the Management Contract with respect to each New Fund, and the approval of the Subadvisory Contract with respect to the Global Green Fund, was in the best interests of the Fund and should be approved.

Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.
Types of Accounts
Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectuses contain this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (8/08).

PO Box 9824
Providence, RI 02940
800.767.1729
www.paxworld.com
info@paxworld.com

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Item 2. Code of Ethics.
     This disclosure is not required for the Semi-annual report filing.
Item 3. Audit Committee Financial Expert.
     This disclosure is not required for the Semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
     This disclosure is not required for the Semi-annual report filing.
Item 5. Audit Committee of Listed Registrants.
     This disclosure is not applicable to the Registrant.
Item 6. Schedule of Investments.
     A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe Joseph F. Keefe, President

Date	August 26, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe Joseph F. Keefe, President (Principal Executive Officer)

Date	August 26, 2008

By (Signature and Title)	/s/ Alicia K. DuBois

Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 26, 2008
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